                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10427

                 RIVERSOURCE INTERNATIONAL MANAGERS SERIES, INC.
               (Exact name of registrant as specified in charter)

        50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
              (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS INTERNATIONAL SELECT GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   27

Statement of Operations............   28

Statements of Changes in Net
  Assets...........................   29

Financial Highlights...............   30

Notes to Financial Statements......   35

Report of Independent Registered
  Public Accounting Firm...........   50

Federal Income Tax Information.....   52

Board Members and Officers.........   53

Proxy Voting.......................   58



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners International Select Growth Fund (the Fund) Class A shares declined 50.70% (excluding sales charge) for the 12 months ended Oct. 31, 2008.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) EAFE Growth Index, which lost 44.63% during the same period.

> The Fund underperformed its peer group, as represented by the Lipper
  International Multi-Cap Growth Funds Index, which fell 49.72%.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------



                                                                Since
                                  1 year  3 years  5 years  inception(a)
------------------------------------------------------------------------
RiverSource Partners
  International Select Growth
  Fund Class A (excluding sales
  charge)                        -50.70%   -5.73%   +3.48%     +4.21%
------------------------------------------------------------------------
MSCI EAFE Growth Index
  (unmanaged)                    -44.63%   -3.87%   +3.69%     +4.27%
------------------------------------------------------------------------
Lipper International Multi-Cap
  Growth Funds Index             -49.72%   -4.46%   +3.86%     +4.25%
------------------------------------------------------------------------



(a) Fund data is from Sept. 28, 2001. MSCI EAFE Growth Index and Lipper peer group data is from Oct. 1, 2001.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                    X     MEDIUM   SIZE
                    X     SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total  Net expenses(a)
----------------------------------------
Class A           1.56%       1.38%
----------------------------------------
Class B           2.32%       2.15%
----------------------------------------
Class C           2.32%       2.14%
----------------------------------------
Class I           1.10%       0.94%
----------------------------------------
Class R4          1.39%       1.24%
----------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.06% for the year ended Oct. 31, 2008), will not exceed 1.44% for Class A, 2.21% for Class B, 2.20% for Class C, 1.00% for Class I and 1.30% for Class R4.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 9/28/01)        -50.70%   -5.73%   +3.48%    +4.21%
-----------------------------------------------------------------------
Class B (inception 9/28/01)        -51.01%   -6.50%   +2.67%    +3.40%
-----------------------------------------------------------------------
Class C (inception 9/28/01)        -50.99%   -6.44%   +2.68%    +3.41%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -50.46%   -5.30%     N/A     +1.38%
-----------------------------------------------------------------------
Class R4 (inception 9/28/01)       -50.47%   -5.46%   +3.72%    +4.44%
-----------------------------------------------------------------------

With sales charge
Class A (inception 9/28/01)        -53.52%   -7.57%   +2.27%    +3.35%
-----------------------------------------------------------------------
Class B (inception 9/28/01)        -53.33%   -7.38%   +2.39%    +3.40%
-----------------------------------------------------------------------
Class C (inception 9/28/01)        -51.54%   -6.44%   +2.68%    +3.41%
-----------------------------------------------------------------------




AT SEPT. 30, 2008
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 9/28/01)       -32.45%   +1.66%  +10.51%    +8.16%
----------------------------------------------------------------------
Class B (inception 9/28/01)       -33.02%   +0.89%   +9.66%    +7.33%
----------------------------------------------------------------------
Class C (inception 9/28/01)       -32.95%   +0.92%   +9.68%    +7.34%
----------------------------------------------------------------------
Class I (inception 3/4/04)        -32.24%   +2.08%     N/A     +7.23%
----------------------------------------------------------------------
Class R4 (inception 9/28/01)      -32.12%   +1.95%  +10.75%    +8.39%
----------------------------------------------------------------------

With sales charge
Class A (inception 9/28/01)       -36.35%   -0.34%   +9.21%    +7.26%
----------------------------------------------------------------------
Class B (inception 9/28/01)       -36.05%   -0.06%   +9.38%    +7.33%
----------------------------------------------------------------------
Class C (inception 9/28/01)       -33.56%   +0.92%   +9.68%    +7.34%
----------------------------------------------------------------------


Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

At Oct. 31, 2008, approximately 40% of the Fund's shares were owned in aggregate by affiliated funds of funds managed by RiverSource Investments, LLC (RiverSource Investments). As a result of asset allocation decisions by RiverSource Investments, it is possible RiverSource Partners International Select Growth Fund may experience relatively large purchases or redemptions from affiliated funds of funds (see page 45, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Partners International Select Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 41.

RiverSource Partners International Select Growth Fund is managed by two independent money management firms and each invests a portion of the portfolio's assets. As of Oct. 31, 2008, Principal Global Investors, LLC (Principal) and Columbia Wanger Asset Management, L.P. (Columbia WAM) managed 64% and 36% of the portfolio, respectively.

Dear Shareholders,

RiverSource Partners International Select Growth Fund (the Fund) Class A shares declined 50.70% (excluding sales charge) for the 12 months ended Oct. 31, 2008. The Fund underperformed its benchmark, the Morgan Stanley Capital International
(MSCI) EAFE Growth Index, which lost 44.63% during the same period. The Fund underperformed its peer group, as represented by the Lipper International Multi-Cap Growth Funds Index, which fell 49.72%.

COUNTRY DIVERSIFICATION (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   4.2%
------------------------------------------------
Austria                                     0.5%
------------------------------------------------

Belgium                                     0.7%
------------------------------------------------

Brazil                                      0.8%
------------------------------------------------

Cambodia                                    0.1%
------------------------------------------------

Canada                                      4.6%
------------------------------------------------

Chile                                       0.5%
------------------------------------------------

China                                       0.9%
------------------------------------------------

Czech Republic                              0.2%

------------------------------------------------


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Denmark                                     1.2%
------------------------------------------------

Finland                                     1.6%
------------------------------------------------

France                                      5.0%
------------------------------------------------

Germany                                     5.8%
------------------------------------------------

Greece                                      0.9%
------------------------------------------------

Hong Kong                                   2.7%
------------------------------------------------

India                                       1.2%
------------------------------------------------

Indonesia                                   0.1%
------------------------------------------------

Ireland                                     0.5%
------------------------------------------------

Italy                                       1.1%
------------------------------------------------

Japan                                      22.2%
------------------------------------------------

Luxembourg                                  0.7%
------------------------------------------------

Mexico                                      0.4%
------------------------------------------------

Netherlands                                 5.0%
------------------------------------------------

New Zealand                                 0.1%
------------------------------------------------

Norway                                      0.7%
------------------------------------------------

Poland                                      0.1%
------------------------------------------------

Portugal                                    0.2%
------------------------------------------------

Russia                                       --%
------------------------------------------------

Singapore                                   1.2%
------------------------------------------------

South Africa                                0.9%
------------------------------------------------

South Korea                                 0.7%
------------------------------------------------

Spain                                       2.2%
------------------------------------------------

Sweden                                      1.4%
------------------------------------------------

Switzerland                                 9.7%
------------------------------------------------

Taiwan                                      0.6%
------------------------------------------------

United Kingdom                             16.5%
------------------------------------------------

United States                               1.7%
------------------------------------------------
Other(1)                                    3.1%
------------------------------------------------


(1) Cash & Cash Equivalents.

SIGNIFICANT PERFORMANCE FACTORS
PRINCIPAL: Stock selection within our portion of the Fund's portfolio was most effective in the energy, consumer staples and health care sectors, more specifically in the food and staples retailing and pharmaceuticals industry groups. From a country perspective, stock selection was most effective in Italy and the Netherlands.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


FAST RETAILING CO., a Japanese casual clothing retailer, NESTLE, the Swiss food and beverage provider, and FAMILY MART CO., a Japanese convenience store operator, were among the stocks that met our selection requirements.

While our investment philosophy and process appropriately guided us away from the greatest sources of strains in the financials sector, including many of the most troubled banks and brokers, exposure to cyclical industrials, consumer discretionary and materials stocks detracted most from performance. Specifically, stock selection among capital goods companies was especially weak during the period. From a country perspective, stock selection was least effective in Japan, the United Kingdom and Germany.

The largest detractors from portfolio performance for the annual period included VESTAS WIND SYSTEMS, the Danish manufacturer of wind power systems and turbines, KOMATSU, the Japanese manufacturer of earth moving equipment and ABB, the Swiss manufacturer of electrical equipment. The stocks of these and many other companies were negatively impacted by market uncertainties and fear of a potential global economic slowdown that could threaten future profitability.


TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Nestle (Switzerland)                        2.5%
------------------------------------------------
Novartis (Switzerland)                      2.1%
------------------------------------------------
GlaxoSmithKline (United Kingdom)            1.6%
------------------------------------------------
Telefonica (Spain)                          1.4%
------------------------------------------------
E.ON (Germany)                              1.4%
------------------------------------------------
Roche Holding (Switzerland)                 1.2%
------------------------------------------------
GDF Suez (France)                           1.2%
------------------------------------------------
BHP Billiton (Australia)                    1.2%
------------------------------------------------
British American Tobacco (United Kingdom)   1.0%
------------------------------------------------
BG Group (United Kingdom)                   1.0%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COLUMBIA WAM: On a regional basis, our portion of the Fund's portfolio benefited from strong stock selection in the United Kingdom and Ireland and, to a lesser extent, an underweight in emerging markets, which were among the worst performers for the period. During the annual period, Japan distinguished itself as one of the more resilient markets, falling less than the other major regions. Despite increasing the Japanese weighting in our segment throughout the year, a relative underweight and poor performance from Japanese stocks detracted from results.

The materials sector was the worst performer by many measures. Both a modest underweight and strong stock selection within the sector helped performance. SQM (formerly Sociedad Quimica y Minera de Chile), a Chilean fertilizer producer, saw meaningful price appreciation during the year. The company has benefited from the growing use of its products as diets around the world create new agricultural demand. We believe the company is well positioned to continue to exploit this trend. A modest overweight in health care was also a positive. Health care is always needed, regardless of economic conditions, and is normally a defensive sector during an economic downturn.

Poor performance from financials and energy stocks in our portion of the Fund's portfolio took a toll during the period. Our portion of the Fund's portfolio is heavily underweight financials and did not own many banks. Our segment's financial exposure is largely in financial exchanges, including SINGAPORE EXCHANGE and HONG KONG EXCHANGES AND CLEARING. These stocks plunged dramatically over the last 12 months as the


  We are not pleased with the relative results of the past year, but remain resolutely confident that our investment philosophy and process will be effective over time. -- Principal






--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



economic environment in that region eroded, decreasing investor activity.

Our portion of the Fund's portfolio has, for several years, maintained a modest overweight in energy-related stocks with an emphasis on service companies that provide equipment and technology to the major oil companies. Several of these service provider stocks declined as oil retreated during the period and investors questioned whether their projects were still viable at lower oil prices. Netherlands-based FUGRO was the largest dollar loser during the period, suffering a very sharp decline.

CHANGES TO THE FUND'S PORTFOLIO
PRINCIPAL: No material changes to our portion of the portfolio were made other than individual stock purchases and sales that were consistent with our investment philosophy and process. As we have noted in the past, our approach can be susceptible to periods of under performance during major inflection points in the market, particularly those in which macro considerations and market technicals overshadow company-specific fundamentals. The past several months have been one of those periods. We have seen stocks sold for momentum reasons, not based on fundamentals as we define them. In many instances, stocks that continue to offer earnings growth at reasonable valuations experienced selling pressure based on their historical success characteristics or due to liquidity considerations related to negative market sentiment, not based on their fundamental characteristics.

COLUMBIA WAM: For several years we have maintained an overweight in Europe at the expense of other developed markets. Though still overweight in Europe, the relative weight declined during the period as we increased weightings in both Japan and Asia. We believe fundamentals in Japan, where expectations are already quite low, look less dreary than other markets and valuations are increasingly attractive.

We believe many of our industrial companies are less cyclical than the average company in this sector due to the nature of their businesses and the structural developments in their end markets. However, we are carefully monitoring the fundamentals on a company-by-company basis and have sold or reduced positions in some of the lower quality names that we expect to be more cyclical. We re-examined our financials

--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



underweight and recently bought positions in companies that pose limited balance sheet and refinancing risks.

OUR FUTURE STRATEGY
PRINCIPAL: As the market environment begins to stabilize, as we believe it will, and the fundamental change of individual companies is once again acknowledged, we have every confidence that our investment process will again be rewarded. We are not pleased with the relative results of the past year, but remain resolutely confident that our investment philosophy and process will be effective over time. We will continue our strategic focus on companies with growth characteristics that demonstrate improving business fundamentals, rising investor expectations and attractive relative valuations. We will maintain the necessary patience to weather the inevitable inflection points that arise periodically due to macroeconomic and technical influences in the market.

COLUMBIA WAM: The opportunity to be selective buyers has been enhanced by what appears to be indiscriminate, forced selling by other market participants. Few stocks are expensive at current levels and we continue to focus on finding companies with attractive business models and the ability to weather the current downturn. In cases where companies have debt, we are scrutinizing their balance sheets to ensure that the potential payoff is commensurate with the risk and we are managing position sizes carefully.




(COLUMBIAWANGER LOGO)                  (PRINCIPALGLOBAL LOGO)



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners International Select Growth Fund Class A shares (from 10/1/01 to 10/31/08)* as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Growth Index and the Lipper International Multi-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Sept. 28, 2001. MSCI EAFE Growth Index and Lipper peer group data is from Oct. 1, 2001.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008                                                              SINCE
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $4,648    $7,897   $11,188      $12,626
----------------------------------------------------------------------------------------------
        Average annual total return                 -53.52%    -7.57%    +2.27%       +3.35%
----------------------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX(1)
        Cumulative value of $10,000                  $5,537    $8,883   $11,986      $13,447
----------------------------------------------------------------------------------------------
        Average annual total return                 -44.63%    -3.87%    +3.69%       +4.27%
----------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000                  $5,028    $8,721   $12,085      $13,434
----------------------------------------------------------------------------------------------
        Average annual total return                 -49.72%    -4.46%    +3.86%       +4.25%
----------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND LINE GRAPH)

                             RIVERSOURCE PARTNERS
                             INTERNATIONAL SELECT
                                  GROWTH FUND
                                    CLASS A                             LIPPER INTERNATIONAL
                                (INCLUDES SALES         MSCI EAFE         MULTI-CAP GROWTH
                                     CHARGE)          GROWTH INDEX(1)       FUNDS INDEX(2)
                             --------------------    ---------------    --------------------
10/1/01                          $ 9,425               $10,000                $10,000
10/01                              9,627                10,398                 10,428
10/02                              8,362                 9,210                  8,739
10/03                             10,641                11,218                 11,116
10/04                             12,573                12,826                 12,612
10/05                             15,073                15,138                 15,405
10/06                             19,175                18,833                 19,797
10/07                             25,610                24,286                 26,718
10/08                             12,626                13,447                 13,434




(1) The MSCI EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Multi-Cap Growth Funds Index includes the 10 largest international multi-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Sept. 28, 2001. MSCI EAFE Growth Index and Lipper peer group data is from Oct. 1, 2001.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE  ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2008   OCT. 31, 2008  THE PERIOD(A)  EXPENSE RATIO
-----------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  559.30        $ 5.90(c)      1.50%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.64        $ 7.63(c)      1.50%
-----------------------------------------------------------------------------------------------

Class B
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  556.50        $ 8.87(c)      2.26%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.81        $11.47(c)      2.26%
-----------------------------------------------------------------------------------------------

Class C
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  556.70        $ 8.87(c)      2.26%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.81        $11.47(c)      2.26%
-----------------------------------------------------------------------------------------------

Class I
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  560.90        $ 4.41(c)      1.12%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.56        $ 5.70(c)      1.12%
-----------------------------------------------------------------------------------------------

Class R4
-----------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  560.70        $ 5.55(c)      1.41%
-----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.10        $ 7.17(c)      1.41%
-----------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2008: -44.07% for Class A, -44.35% for Class B, -44.33% for Class C, -43.91% for Class I and -43.93% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.44% for Class A, 2.21% for Class B, 2.20% for Class C, 1.00% for Class I and 1.30% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2008. If this change had been in place for the entire six month period ended Oct. 31, 2008, the actual expenses paid would have been $5.46 for Class A, $8.47 for Class B, $8.44 for Class C, $3.74 for Class I and $4.92 for Class R4; the hypothetical expenses paid would have been $7.07 for Class A, $10.97 for Class B, $10.92 for Class C, $4.84 for Class I and $6.36 for Class R4.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (96.7%)(C)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (4.2%)
Australian Stock Exchange                                30,000              $602,083
BHP Billiton                                            230,250             4,421,058
Billabong Intl                                          155,000             1,238,434
Centennial Coal                                         226,795               533,044
CSL                                                      76,559             1,860,918
Leighton Holdings                                        43,763               727,297
Mount Gibson Iron                                       292,336(b)             73,119
OneSteel                                                214,024               491,444
Origin Energy                                           153,032             1,604,046
Perpetual                                                35,000               814,601
Rio Tinto                                                38,029             1,966,312
Sino Gold Mining                                        323,000(b)            743,575
Sonic Healthcare                                         97,607               891,528
                                                                      ---------------
Total                                                                      15,967,459
-------------------------------------------------------------------------------------

AUSTRIA (0.5%)
OMV                                                      20,288               649,187
Verbund Series A                                         23,257             1,099,820
                                                                      ---------------
Total                                                                       1,749,007
-------------------------------------------------------------------------------------

BELGIUM (0.7%)
Colruyt                                                   4,203               944,315
Eurofins Scientific                                       8,000               447,988
Groupe Bruxelles Lambert                                  8,156               598,950
Mobistar                                                 10,571               701,244
                                                                      ---------------
Total                                                                       2,692,497
-------------------------------------------------------------------------------------

BRAZIL (0.8%)
Localiza Rent A Car                                     117,300               456,589
Natura Cosmeticos                                        70,000               590,361
Porto Seguro                                            150,000               747,220
Suzano Papel e Celulose                                 196,000             1,167,099
                                                                      ---------------
Total                                                                       2,961,269
-------------------------------------------------------------------------------------

CAMBODIA (0.1%)
NagaCorp                                              2,500,000               436,171
-------------------------------------------------------------------------------------

CANADA (4.6%)
Agrium                                                   19,400               743,349
Alimentation Couche-Tard                                 58,100               783,539
Brookfield Asset Management Cl A                         71,600             1,253,795
Canadian Oil Sands Trust Unit                            29,400               789,075
CCL Inds Cl B                                            31,000               771,816
CGI Group Cl A                                          102,218(b)            816,082
EnCana                                                   67,600             3,435,120
Gildan Activewear                                        24,943(b)            581,682
Horizon North Logistics                                 114,400(b)             75,004
Ivanhoe Mines                                            39,000(b)            101,954
Potash Corp of Saskatchewan                              20,400             1,737,034
Precision Drilling Trust Unit                            36,300               391,635
ShawCor Cl A                                             77,300             1,170,775
Shoppers Drug Mart                                       39,400             1,517,208
Sino-Forest Cl A                                         91,200(b)            853,758
Suncor Energy                                            13,900               333,960
Teck Cominco Cl B                                        53,400               531,807
Tesco                                                    16,500(b)            187,770
Toronto-Dominion Bank                                    15,700               741,644
Uranium One                                             138,000(b)            116,818
UTS Energy                                               77,000(b)             58,791
Viterra                                                  62,800(b)            398,705
Xtreme Coil Drilling                                     14,600(b)             46,043
                                                                      ---------------
Total                                                                      17,437,364
-------------------------------------------------------------------------------------

CHILE (0.4%)
SQM ADR                                                  73,000             1,671,700
-------------------------------------------------------------------------------------

CHINA (0.9%)
China Mass Media Intl Advertising ADR                    65,200(b)            283,620
China Shipping Development Series H                     803,000               791,361
Jiangsu Expressway Series H                           1,572,000             1,099,606


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
CHINA (CONT.)
Mindray Medical Intl ADR                                 16,000              $344,960
Sinotrans Series H                                    2,100,000               471,572
TravelSky Technology Series H                           762,900               183,572
VisionChina Media ADR                                    23,800(b)            190,400
                                                                      ---------------
Total                                                                       3,365,091
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.2%)
Komercni Banka                                            4,400               670,981
-------------------------------------------------------------------------------------

DENMARK (1.2%)
Novo Nordisk Series B                                    51,000             2,733,692
Novozymes Series B                                       12,070               852,072
Vestas Wind Systems                                      26,025(b)          1,065,958
                                                                      ---------------
Total                                                                       4,651,722
-------------------------------------------------------------------------------------

FINLAND (1.6%)
Cargotec Series B                                        24,000               332,108
Fortum                                                   48,994             1,203,653
Jaakko Poyry Group                                       81,000             1,074,895
Nokia                                                   152,209             2,330,743
Ramirent                                                 90,000               362,740
Stockmann Series B                                       49,000               660,157
                                                                      ---------------
Total                                                                       5,964,296
-------------------------------------------------------------------------------------

FRANCE (5.0%)
ALSTOM                                                   31,243             1,547,971
APRIL Group                                              16,000               580,073
Carbone Lorraine                                         16,800               499,447
Eutelsat Communications                                  31,521               676,304
GDF Suez                                                 99,746             4,438,489
Gemalto                                                  25,040(b)            701,305
Hermes Intl                                              10,905             1,406,993
Hi-Media                                                 50,000(b)            127,113
Iliad                                                    11,000               869,650
Ingenico                                                 23,377               364,971
Meetic                                                   20,000(b)            281,912
Neopost                                                  12,000             1,004,314
Norbert Dentressangle                                    12,500               689,163
Pierre & Vacances                                        11,000               503,579
Rubis                                                    13,200               730,841
SR Teleperformance                                       28,979               625,105
SUEZ                                                         20                   867
Ubisoft Entertainment                                    15,290(b)            807,931
Unibail-Rodamco                                           8,131             1,219,095
Vallourec                                                 5,210               582,579
Vivendi                                                  50,233             1,312,582
                                                                      ---------------
Total                                                                      18,970,284
-------------------------------------------------------------------------------------

GERMANY (5.8%)
Bayer                                                    26,618             1,488,308
CTS Eventim                                              38,900               965,704
Deutsche Beteiligungs                                    17,500               232,702
E.ON                                                    137,121             5,245,880
ElringKlinger                                            54,500               444,214
GEA Group                                                48,989               705,725
Hamburger Hafen und Logistik                              9,000               301,349
MPC Muenchmeyer Petersen Capital                          3,000                28,225
Rational                                                  8,200               843,066
Rhon-Klinikum                                            84,100             1,808,085
RWE                                                      13,685             1,137,611
SAP                                                      72,747             2,566,811
SGL Carbon                                               25,902(b)            508,291
Siemens                                                  29,647             1,780,304
Takkt                                                    40,000               392,247
Tognum                                                   26,600               296,574
Vossloh                                                  13,900             1,058,633
Wacker Chemie                                             6,226               677,220
Wincor Nixdorf                                           28,100             1,220,124
ZhongDe Waste Technology                                 12,100               149,877
                                                                      ---------------
Total                                                                      21,850,950
-------------------------------------------------------------------------------------

GREECE (0.9%)
Alpha Bank                                               87,238             1,273,218
Intralot-Integrated Lottery Systems &
 Services                                               251,000             1,291,709
OPAP                                                     45,376               990,420
                                                                      ---------------
Total                                                                       3,555,347
-------------------------------------------------------------------------------------

HONG KONG (2.6%)
BOC Hong Kong Holdings                                  428,500               490,631
Cheung Kong Holdings                                     89,000               854,585
China Green Holdings                                  1,420,000             1,102,535


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HONG KONG (CONT.)
FU JI Food & Catering Services Holdings                 737,000              $390,163
Global Digital Creations Holdings                     1,894,600(b)             21,758
Hang Seng Bank                                           64,400               803,597
Hong Kong Aircraft Engineering                           50,000               394,136
Hong Kong Exchanges and Clearing                        140,000             1,419,797
Hopewell Highway Infrastructure                       1,100,000               720,217
Hutchison Whampoa                                       249,000             1,345,642
Lenovo Group                                          1,257,000               381,138
Lifestyle Intl Holdings                                 860,000               574,081
Noble Group                                             642,000               467,559
REXCAPITAL Financial Holdings                         5,000,000(b)             92,400
TPV Technology                                        1,495,000               296,835
Wharf Holdings                                          172,000               343,198
Xinyu Hengdeli Holdings                               1,600,000               290,280
                                                                      ---------------
Total                                                                       9,988,552
-------------------------------------------------------------------------------------

INDIA (1.2%)
Asian Paints                                             48,446               948,029
Housing Development Finance                              33,000             1,197,876
Jain Irrigation Systems                                  77,000               480,755
Mundra Port and Special Economic Zone                    63,500               468,449
Shree Cement                                              8,350                68,553
Shriram Transport Finance                                80,000               355,023
United Phosphorus                                       380,000               837,318
                                                                      ---------------
Total                                                                       4,356,003
-------------------------------------------------------------------------------------

INDONESIA (0.1%)
Perusahaan Gas Negara                                 3,500,000               438,744
-------------------------------------------------------------------------------------

IRELAND (0.5%)
Paddy Power                                              24,500               417,623
United Drug                                             400,000             1,553,717
                                                                      ---------------
Total                                                                       1,971,340
-------------------------------------------------------------------------------------

ITALY (1.1%)
Amplifon                                                 69,500               108,379
Cobra Automotive Technologies                            30,000(b)             80,488
Compagnie Industriali Riunite                           453,100               486,566
Enel                                                    177,532             1,187,314
GranitiFiandre                                           62,000               295,298
Lottomatica                                              34,182               797,798
SABAF                                                    15,000               309,065
Terna -- Rete Elettrica Nationale                       253,964               818,778
                                                                      ---------------
Total                                                                       4,083,686
-------------------------------------------------------------------------------------

JAPAN (22.2%)
AEON Delight                                             35,000               862,450
AEON Mall                                                54,000             1,333,410
Ain Pharmaciez                                           35,000               670,836
AS ONE                                                   28,600               569,247
Asahi Breweries                                          80,900             1,335,726
Asics                                                    95,100               596,035
Astellas Pharma                                          23,900               962,931
Bank of Kyoto                                            76,000               799,648
Benesse                                                  18,700               785,636
Canon                                                    33,400             1,169,048
Chuo Mitsui Trust Holdings                              110,000               434,114
Cosel                                                    69,900               580,877
CyberAgent                                                  700               625,113
Daihatsu Motor                                           78,000               577,668
Daito Trust Construction                                 19,000               801,739
East Japan Railway                                          369             2,626,539
FamilyMart                                               22,900               907,531
Fast Retailing                                           17,163             1,830,225
FCC                                                      60,000               748,863
Fukuoka REIT                                                120               471,728
Glory                                                    35,000               501,729
Hamamatsu Photonics                                      25,000               555,031
Hisamitsu Pharmaceutical                                 26,200             1,092,308
Hitachi                                                 434,000             2,038,222


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Hitachi Metals                                           68,000              $511,442
Honda Motor                                              49,900             1,241,129
Hosiden                                                  58,300               612,429
Ibiden                                                   35,000               654,910
ITOCHU                                                  189,000               999,097
Japan Pure Chemical                                          46               103,495
Japan Tobacco                                               621             2,203,721
Jupiter Telecommunications                                2,100             1,407,356
Kamigumi                                                130,000             1,034,514
Kansai Paint                                            370,000             2,065,596
Kansai Urban Banking                                     10,400                12,079
KDDI                                                        247             1,480,322
Keyence                                                   4,400               843,413
Kintetsu World Express                                   35,400               513,934
Konami                                                   31,000               560,973
Kurita Water Inds                                        30,600               698,367
Lawson                                                   20,900             1,021,801
Makita                                                   26,000               471,574
Marubeni                                                319,000             1,239,676
Mitsubishi                                              129,300             2,167,912
Mitsubishi Electric                                     272,000             1,686,687
Mitsubishi UFJ Financial Group                          426,000             2,677,806
Mitsui & Co                                             109,000             1,056,451
Mitsui Fudosan                                          121,000             2,111,225
Mitsui OSK Lines                                        184,000               961,100
Mitsui Sumitomo Insurance Group Holdings                 22,500               625,413
MIURA                                                    27,300               560,927
Nakanishi                                                 8,400               602,146
NGK Insulators                                           43,000               446,751
Nikon                                                    73,000             1,029,087
Nintendo                                                  8,900             2,860,443
Nippon Building Fund                                         90               865,051
Nippon Meat Packers                                      51,000               699,714
Nippon Residential Investment                               208               111,964
Nippon Yusen Kabushiki Kaisha                           179,000               865,828
Olympus                                                  27,000               520,484
ORIX JREIT                                                  140               641,964
Osaka Securities Exchange                                   255               838,156
Panasonic                                               165,000             2,657,857
POINT                                                    20,000               982,553
Rakuten                                                   2,104             1,043,324
Ryohin Keikaku                                           13,000               622,181
Seven Bank                                                  421             1,212,919
Shimano                                                  23,700               678,139
Shin-Etsu Chemical                                       47,000             2,499,005
Sony                                                     17,300               410,131
Square Enix Holdings                                     23,000               579,615
Suruga Bank                                             144,000             1,355,921
Sysmex                                                   16,800               522,045
T&D Holdings                                             18,300               699,279
T. Hasegawa                                              42,500               606,812
Tamron                                                   35,000               376,418
Tokio Marine Holdings                                    67,600             2,085,765
TOPCON                                                  127,800               719,522
Unicharm PetCare                                         31,300             1,104,766
Union Tool                                               25,600               567,829
Ushio                                                    45,000               608,096
USS                                                      11,000               673,940
Wacom                                                       413               364,760
Yokohama Rubber                                         126,000               618,424
Yusen Air & Sea Service                                  52,000               558,488
ZENRIN                                                   26,000               218,561
                                                                      ---------------
Total                                                                      83,647,941
-------------------------------------------------------------------------------------

LUXEMBOURG (0.7%)
ArcelorMittal                                            39,516             1,025,534
SES FDR                                                  82,000             1,474,624
                                                                      ---------------
Total                                                                       2,500,158
-------------------------------------------------------------------------------------

MEXICO (0.4%)
Financiera Independencia                                177,654               122,404
Grupo Aeroportuario del Sureste ADR                      24,000               773,760
Urbi Desarrollos Urbanos                                500,000(b)            751,283
                                                                      ---------------
Total                                                                       1,647,447
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

NETHERLANDS (5.0%)
Aalberts Inds                                            91,317              $833,948
Arcadis                                                  48,900               578,517
Fugro                                                    58,686             2,096,360
Imtech                                                   94,000             1,435,565
Koninklijke (Royal) KPN                                 177,259             2,495,490
Koninklijke Ahold                                       159,087             1,707,254
Koninklijke DSM                                          17,547               488,483
Koninklijke Vopak                                        39,126             1,268,153
Qiagen                                                   29,712(b)            423,313
Reed Elsevier                                           122,169             1,632,340
Royal Boskalis Westminster                               18,419               607,855
Smit Intl                                                13,400               903,800
Ten Cate                                                 74,320             1,575,191
Unilever                                                 70,309             1,693,811
Unit 4 Agresso                                           64,150               960,568
Wavin                                                    66,830               233,133
                                                                      ---------------
Total                                                                      18,933,781
-------------------------------------------------------------------------------------

NEW ZEALAND (0.1%)
Sky City Entertainment Group                            264,229               509,677
-------------------------------------------------------------------------------------

NORWAY (0.7%)
DNB NOR                                                     100                   580
Kongsberg Automotive                                     63,150(b)             34,429
StatoilHydro                                             84,200             1,694,523
Tandberg                                                 34,300               424,614
Yara Intl                                                29,770               622,312
                                                                      ---------------
Total                                                                       2,776,458
-------------------------------------------------------------------------------------

POLAND (--%)
ING Bank Slaski                                           1,200               172,178
-------------------------------------------------------------------------------------

PORTUGAL (0.2%)
Jeronimo Martins                                        140,138               714,902
-------------------------------------------------------------------------------------

RUSSIA (--%)
RBC Information Systems ADR                              10,450                56,221
-------------------------------------------------------------------------------------

SINGAPORE (1.2%)
CDL Hospitality Trusts                                1,344,500               613,571
ComfortDelGro                                           850,000               697,537
Mapletree Logistics Trust                             1,973,100               560,574
Mapletree Logistics Trust Series A                    1,479,825(e)            406,021
Olam Intl                                               800,000               704,547
Singapore Exchange                                      450,000             1,611,513
                                                                      ---------------
Total                                                                       4,593,763
-------------------------------------------------------------------------------------

SOUTH AFRICA (0.9%)
Impala Platinum Holdings                                 66,000               690,389
Mr Price Group                                          310,000               763,339
Naspers Series N                                         64,000             1,067,811
Randgold Resources ADR                                   29,500               914,795
                                                                      ---------------
Total                                                                       3,436,334
-------------------------------------------------------------------------------------

SOUTH KOREA (0.7%)
MegaStudy                                                 6,850               770,653
Sung Kwang Bend                                          41,000               388,458
Taewoong                                                 11,372               554,243
Woongjin Coway                                           50,700             1,044,103
                                                                      ---------------
Total                                                                       2,757,457
-------------------------------------------------------------------------------------

SPAIN (2.2%)
Grifols                                                  34,914               694,571
Iberdrola                                               118,651               858,415
Mapfre                                                  201,970               642,548
Red Electrica de Espana                                  17,800               779,920
Telefonica                                              293,252             5,427,624
                                                                      ---------------
Total                                                                       8,403,078
-------------------------------------------------------------------------------------

SWEDEN (1.4%)
Atlas Copco Series A                                    124,600             1,045,633
Hexagon Series B                                        172,710             1,131,917
HEXPOL                                                   49,196(b)            197,546
Modern Times Group Series B                              20,475               439,598
Nobia                                                   104,170               227,078
Nordea Bank                                              52,309               419,499
Oriflame Cosmetics SDR                                   16,296               509,397


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SWEDEN (CONT.)
Securitas Systems Series B                              469,000              $475,887
Sweco Series B                                          139,000               852,467
                                                                      ---------------
Total                                                                       5,299,022
-------------------------------------------------------------------------------------

SWITZERLAND (9.8%)
ABB                                                      62,015(b)            813,600
Actelion                                                 28,586(b)          1,509,942
Aryzta                                                   44,100(b)          1,573,258
Burckhardt Compression Holding                            4,350               565,447
Geberit                                                  11,600             1,205,020
Givaudan                                                    750               510,995
Kuehne & Nagel Intl                                      24,500             1,483,177
Lonza Group                                              11,822               981,014
Nestle                                                  241,728             9,398,860
Novartis                                                156,762             7,955,898
Roche Holding                                            29,421             4,498,679
Sika                                                      1,200               946,047
Sonova Holding                                           18,810               781,465
Synthes                                                  11,061             1,427,153
Temenos Group                                            29,567(b)            370,260
Xstrata                                                  93,209             1,594,128
Zurich Financial Services                                 5,706             1,157,470
                                                                      ---------------
Total                                                                      36,772,413
-------------------------------------------------------------------------------------

TAIWAN (0.6%)
Everlight Electronics                                   282,975               427,848
Formosa Intl Hotels                                      81,800               561,209
GeoVision                                                60,000               249,087
President Chain Store                                   318,000               738,636
Wah Lee Industrial                                      341,755               321,115
                                                                      ---------------
Total                                                                       2,297,895
-------------------------------------------------------------------------------------

UNITED KINGDOM (16.5%)
Aggreko                                                 118,017               825,761
Anglo American                                           99,811             2,504,152
Autonomy                                                 72,059(b)          1,142,437
AVEVA Group                                              38,097               485,616
Babcock Intl Group                                      117,774               736,856
BAE Systems                                             345,074             1,939,469
BG Group                                                253,614             3,728,782
BHP Billiton                                            118,803             2,017,153
British American Tobacco                                136,293             3,738,076
Cable & Wireless                                        530,986             1,052,310
Capita Group                                            143,000             1,477,480
Chemring Group                                           23,376               599,650
Cobham                                                  360,988             1,097,003
Compass Group                                           273,250             1,270,518
Enterprise Inns                                         243,374               383,220
FirstGroup                                              129,189               852,453
G4S                                                     375,738             1,137,891
GAME Group                                              245,627               515,195
GlaxoSmithKline                                         317,051             6,094,410
HMV Group                                               277,241               444,041
IG Group Holdings                                       130,897               611,496
Imperial Tobacco Group                                  104,119             2,790,289
Informa                                                 128,200               434,297
Inmarsat                                                130,419               889,114
Intermediate Capital Group                               37,500               584,550
Intertek Group                                          182,176             2,157,327
Intl Power                                              316,111             1,130,783
John D Wood & Co                                        136,926               529,195
Keller Group                                             42,000               353,238
Northgate                                               110,000               226,328
Petrofac                                                 83,944               581,071
Prudential                                              274,748             1,380,024
Reckitt Benckiser Group                                  71,434             3,021,364
Rio Tinto                                                42,455             1,982,980
Rotork                                                  102,886             1,232,752
RPS Group                                               342,400               814,976
Serco Group                                             220,000             1,311,864
Smith & Nephew                                          110,000             1,007,104
Stagecoach Group                                        288,916               867,409
Standard Chartered                                      139,077             2,298,317
Tesco                                                   244,681             1,340,510
Tullett Prebon                                          153,390               587,789
Tullow Oil                                               36,000               305,704
Unilever                                                 97,311             2,185,970
Wm Morrison Supermarkets                                348,257             1,482,720
                                                                      ---------------
Total                                                                      62,149,644
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

UNITED STATES (1.7%)
Atwood Oceanics                                          58,000(b)         $1,593,840
BioMarin Pharmaceutical                                  28,000(b)            512,960
Bristow Group                                            13,500(b)            334,395
Central European Distribution                            38,000(b)          1,094,020
FMC Technologies                                         30,600(b)          1,070,694
iShares MSCI EAFE Index Fund                             39,938             1,782,033
Oceaneering Intl                                          5,000(b)            140,850
                                                                      ---------------
Total                                                                       6,528,792
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $519,162,871)                                                     $365,979,624
-------------------------------------------------------------------------------------



MONEY MARKET FUND (3.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%              11,780,597(d)        $11,780,597
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $11,780,597)                                                       $11,780,597
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $530,943,468)(f)                                                  $377,760,221
=====================================================================================



SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Aerospace & Defense                            1.0%          $3,636,122
Air Freight & Logistics                        0.6            2,233,157
Auto Components                                0.5            1,926,418
Automobiles                                    0.5            1,818,797
Beverages                                      0.6            2,429,746
Biotechnology                                  1.2            4,578,391
Building Products                              0.5            1,888,776
Capital Markets                                0.6            2,247,867
Chemicals                                      4.0           15,309,467
Commercial Banks                               3.5           13,363,132
Commercial Services & Supplies                 1.6            6,240,689
Communications Equipment                       0.8            3,004,444
Computers & Peripherals                        0.8            2,964,162
Construction & Engineering                     1.3            4,788,072
Construction Materials                          --               68,553
Consumer Finance                               0.1              477,427
Containers & Packaging                         0.2              771,816
Distributors                                   0.1              290,280
Diversified Consumer Services                  0.4            1,556,289
Diversified Financial Services                 2.0            7,464,028
Diversified Telecommunication Services         2.8           10,734,188
Electric Utilities                             3.0           11,193,780


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Electrical Equipment                           2.0%          $7,607,501
Electronic Equipment, Instruments &
  Components                                   2.1            7,770,213
Energy Equipment & Services                    2.2            8,142,628
Food & Staples Retailing                       3.3           12,533,799
Food Products                                  4.7           18,157,619
Gas Utilities                                  0.3            1,169,585
Health Care Equipment & Supplies               1.4            5,205,357
Health Care Providers & Services               1.3            4,930,956
Hotels, Restaurants & Leisure                  2.0            7,644,487
Household Durables                             1.7            6,487,079
Household Products                             0.8            3,021,364
Independent Power Producers & Energy
  Traders                                      0.3            1,130,783
Industrial Conglomerates                       1.0            3,612,512
Insurance                                      2.1            7,917,792
Internet & Catalog Retail                      0.4            1,435,571
Internet Software & Services                   0.1              281,912
IT Services                                    0.3              999,654
Leisure Equipment & Products                   0.6            2,083,644
Life Sciences Tools & Services                 0.5            1,852,315
Machinery                                      2.8           10,414,014
Marine                                         1.1            4,101,466
Media                                          2.9           10,911,644
Metals & Mining                                5.1           19,569,842
Multiline Retail                               0.5            1,856,419
Multi-Utilities                                1.5            5,576,967
Office Electronics                             0.6            2,173,362
Oil, Gas & Consumable Fuels                    3.5           13,249,050
Paper & Forest Products                        0.5            2,020,857
Personal Products                              0.3            1,099,758
Pharmaceuticals                                6.5           24,826,226
Professional Services                          1.4            5,334,807
Real Estate Investment Trusts (REITs)          1.3            4,889,968
Real Estate Management & Development           1.8            6,697,952
Road & Rail                                    1.5            5,726,855
Software                                       2.7           10,356,412
Specialty Retail                               1.4            5,436,371
Textiles, Apparel & Luxury Goods               1.4            5,398,335
Thrifts & Mortgage Finance                     0.3            1,197,876
Tobacco                                        2.3            8,732,086
Trading Companies & Distributors               1.7            6,293,435
Transportation Infrastructure                  1.8            6,963,984
Wireless Telecommunication Services            0.6            2,181,566
Other(1)                                       3.1           11,780,597
-----------------------------------------------------------------------
Total                                                      $377,760,221
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

INVESTMENTS IN DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2008



                         CURRENCY TO BE         CURRENCY TO BE     UNREALIZED     UNREALIZED
EXCHANGE DATE               DELIVERED              RECEIVED       APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Nov. 3, 2008                        474,700             775,375      $11,488             $--
                              British Pound         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 3, 2008                        422,254             344,627           --          (5,806)
                            Canadian Dollar         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 3, 2008                      1,348,178           1,741,044       23,331              --
                     European Monetary Unit         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 3, 2008                        502,030             335,375           --          (3,308)
                           Singapore Dollar         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 3, 2008                      1,781,042           1,570,695       35,114              --
                                Swiss Franc         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 3, 2008                        240,088             369,764        5,509              --
                                U.S. Dollar   Australian Dollar
---------------------------------------------------------------------------------------------
Nov. 3, 2008                        637,866             390,517           --          (9,446)
                                U.S. Dollar       British Pound
---------------------------------------------------------------------------------------------
Nov. 3, 2008                         83,940             102,848        1,414              --
                                U.S. Dollar     Canadian Dollar
---------------------------------------------------------------------------------------------
Nov. 3, 2008                         13,378              37,111           71              --
                                U.S. Dollar        Polish Zloty
---------------------------------------------------------------------------------------------
Nov. 3, 2008                         68,224             102,139          681              --
                                U.S. Dollar    Singapore Dollar
---------------------------------------------------------------------------------------------
Nov. 4, 2008                         80,423             103,842        1,375              --
                     European Monetary Unit         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 4, 2008                     56,034,950             577,510        8,526              --
                               Japanese Yen         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 4, 2008                         12,936               1,026           19              --
                               Mexican Peso         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 4, 2008                        630,413             383,230           --         (13,719)
                                U.S. Dollar       British Pound
---------------------------------------------------------------------------------------------
Nov. 4, 2008                        788,546             952,106        1,616              --
                                U.S. Dollar     Canadian Dollar
---------------------------------------------------------------------------------------------
Nov. 4, 2008                        649,617          63,023,713           --          (9,669)
                                U.S. Dollar        Japanese Yen
---------------------------------------------------------------------------------------------
Nov. 4, 2008                          7,075              10,388           --             (67)
                                U.S. Dollar    Singapore Dollar
---------------------------------------------------------------------------------------------
Nov. 5, 2008                          7,693               6,377           --              (7)
                            Canadian Dollar         U.S. Dollar
---------------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2008
(CONTINUED)



                         CURRENCY TO BE         CURRENCY TO BE     UNREALIZED     UNREALIZED
EXCHANGE DATE               DELIVERED              RECEIVED       APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------------
Nov. 5, 2008                         11,837              15,090           $9             $--
                     European Monetary Unit         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 5, 2008                      4,791,733              48,563           --             (94)
                               Japanese Yen         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 5, 2008                         23,817               1,848           --              (6)
                               Mexican Peso         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 5, 2008                        361,456             533,869           --          (6,896)
                                U.S. Dollar   Australian Dollar
---------------------------------------------------------------------------------------------
Nov. 5, 2008                        216,067             134,215           --             (87)
                                U.S. Dollar       British Pound
---------------------------------------------------------------------------------------------
Nov. 5, 2008                         12,534              18,588            6              --
                                U.S. Dollar    Singapore Dollar
---------------------------------------------------------------------------------------------
Nov. 6, 2008                      4,978,267              50,773          731              --
                               Japanese Yen         U.S. Dollar
---------------------------------------------------------------------------------------------
Nov. 6, 2008                        285,028             433,630        2,989              --
                                U.S. Dollar   Australian Dollar
---------------------------------------------------------------------------------------------
Nov. 6, 2008                         19,491           1,911,046           --            (281)
                                U.S. Dollar        Japanese Yen
---------------------------------------------------------------------------------------------
Total                                                                $92,879        $(49,386)
---------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(A) Securities are valued by using procedures described in Note 1 to the financial statements.

(B)  Non-income producing.

(C)  Foreign security values are stated in U.S. dollars.

(D) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(E) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(F) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $537,108,889 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $14,274,295
     Unrealized depreciation                         (173,622,963)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(159,348,668)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(I) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(II) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(III)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(IV) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $519,162,871)                     $ 365,979,624
  Affiliated money market fund (identified cost $11,780,597)                 11,780,597
---------------------------------------------------------------------------------------
Total investments in securities (identified cost $530,943,468)              377,760,221
Capital shares receivable                                                       222,943
Dividends and accrued interest receivable                                     1,232,232
Receivable for investment securities sold                                     6,333,407
Receivable from the Investment Manager (Note 1)                                 272,508
Unrealized appreciation on forward foreign currency contracts                    92,879
---------------------------------------------------------------------------------------
Total assets                                                                385,914,190
---------------------------------------------------------------------------------------
LIABILITIES
Foreign currency overdraft                                                      408,258
Capital shares payable                                                          337,883
Payable for investment securities purchased                                   6,072,577
Unrealized depreciation on forward foreign currency contracts                    49,386
Accrued investment management services fees                                      10,225
Accrued distribution fees                                                         2,189
Accrued transfer agency fees                                                      1,989
Accrued administrative services fees                                                825
Accrued plan administration services fees                                             4
Other accrued expenses                                                          127,787
---------------------------------------------------------------------------------------
Total liabilities                                                             7,011,123
---------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 378,903,067
---------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $     808,978
Additional paid-in capital                                                  593,834,837
Undistributed net investment income                                             393,561
Accumulated net realized gain (loss)                                        (62,954,767)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies       (153,179,542)
---------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 378,903,067
---------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                    NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                           $190,233,626           40,703,983                       $4.67(1)
Class B                           $ 29,647,619            6,606,389                       $4.49
Class C                           $  3,212,928              717,874                       $4.48
Class I                           $155,259,864           32,753,046                       $4.74
Class R4                          $    549,030              116,504                       $4.71
-----------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $4.95. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  27

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                     $  16,167,508
Interest                                                             12,456
Income distributions from affiliated money market fund              739,119
Fee income from securities lending                                  385,329
  Less foreign taxes withheld                                    (1,602,354)
---------------------------------------------------------------------------
Total income                                                     15,702,058
---------------------------------------------------------------------------
Expenses:
Investment management services fees                               5,965,413
Distribution fees
  Class A                                                           850,640
  Class B                                                           586,365
  Class C                                                            55,865
Transfer agency fees
  Class A                                                           730,718
  Class B                                                           133,231
  Class C                                                            12,429
  Class R4                                                              569
Administrative services fees                                        511,522
Plan administration services fees -- Class R4                         2,845
Compensation of board members                                        14,027
Custodian fees                                                      340,490
Printing and postage                                                102,584
Registration fees                                                    66,850
Professional fees                                                    58,787
Other                                                                34,814
---------------------------------------------------------------------------
Total expenses                                                    9,467,149
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                 (277,382)
  Earnings and bank fee credits on cash balances                     (5,620)
---------------------------------------------------------------------------
Total net expenses                                                9,184,147
---------------------------------------------------------------------------
Investment income (loss) -- net                                   6,517,911
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                         (58,195,406)
  Foreign currency transactions                                    (527,664)
  Payment from the Investment Manager (Note 1)                      272,508
---------------------------------------------------------------------------
Net realized gain (loss) on investments                         (58,450,562)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        (346,344,916)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          (404,795,478)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(398,277,567)
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS   ------------------------------------------


YEAR ENDED OCT. 31,                                                    2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   6,517,911  $  3,223,383
Net realized gain (loss) on investments                         (58,450,562)   67,366,986
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        (346,344,916)  111,024,151
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   (398,277,567)  181,614,520
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (5,169,467)   (5,430,875)
    Class B                                                        (406,035)     (726,414)
    Class C                                                         (43,456)      (53,672)
    Class I                                                      (4,396,109)   (2,910,651)
    Class R4                                                        (22,011)      (17,038)
  Net realized gain
    Class A                                                     (32,719,368)  (45,717,021)
    Class B                                                      (6,138,218)  (10,632,128)
    Class C                                                        (535,258)     (719,319)
    Class I                                                     (21,398,178)  (19,903,196)
    Class R4                                                       (113,730)     (130,787)
-----------------------------------------------------------------------------------------
Total distributions                                             (70,941,830)  (86,241,101)
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                 77,216,186    91,165,060
  Class B shares                                                 13,383,385    13,363,532
  Class C shares                                                  1,658,037     1,781,272
  Class I shares                                                 66,690,223   103,076,679
  Class R4 shares                                                   335,202       500,016
Reinvestment of distributions at net asset value
  Class A shares                                                 36,915,197    50,077,720
  Class B shares                                                  6,452,602    11,205,402
  Class C shares                                                    567,790       756,571
  Class I shares                                                 25,792,822    22,811,365
  Class R4 shares                                                   133,795       144,540
Payments for redemptions
  Class A shares                                                (95,302,249)  (67,632,891)
  Class B shares                                                (24,045,485)  (25,134,569)
  Class C shares                                                 (1,633,319)   (1,068,002)
  Class I shares                                                (27,595,721)  (21,322,785)
  Class R4 shares                                                  (603,685)     (160,344)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                   79,964,780   179,563,566
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (389,254,617)  274,936,985
Net assets at beginning of year                                 768,157,684   493,220,699
-----------------------------------------------------------------------------------------
Net assets at end of year                                     $ 378,903,067  $768,157,684
-----------------------------------------------------------------------------------------
Undistributed net investment income                           $     393,561  $  1,648,670
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.54        $9.42        $8.05        $6.85        $5.80
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .04(b)       .02          .02           --
Net gains (losses) (both realized and
 unrealized)                                         (5.00)        2.70         2.04         1.33         1.05
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.93)        2.74         2.06         1.35         1.05
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.13)        (.17)        (.06)        (.01)          --
Distributions from realized gains                     (.81)       (1.45)        (.63)        (.14)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.94)       (1.62)        (.69)        (.15)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.67       $10.54        $9.42        $8.05        $6.85
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $190         $418         $294         $216         $151
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.56%        1.61%        1.61%        1.79%        1.85%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.49%        1.61%        1.61%        1.74%        1.75%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .91%         .45%         .23%         .37%         .17%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%         104%         124%          67%          87%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (50.70%)(h)   33.56%       27.21%       19.89%       18.15%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.
(h) During the year ended Oct. 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.15        $9.12        $7.82        $6.69        $5.71
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)      (.03)(b)     (.05)        (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (4.80)        2.61         1.99         1.29         1.00
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.79)        2.58         1.94         1.27          .98
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.06)        (.10)        (.01)          --           --
Distributions from realized gains                     (.81)       (1.45)        (.63)        (.14)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.87)       (1.55)        (.64)        (.14)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.49       $10.15        $9.12        $7.82        $6.69
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $30          $75          $67          $58          $44
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.32%        2.37%        2.37%        2.56%        2.62%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.25%        2.37%        2.37%        2.51%        2.51%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .15%        (.30%)       (.53%)       (.39%)       (.59%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%         104%         124%          67%          87%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (51.01%)(h)   32.54%       26.19%       19.13%       17.16%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.
(h) During the year ended Oct. 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.14        $9.12        $7.81        $6.69        $5.71
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .01(b)      (.03)(b)     (.04)        (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (4.79)        2.61         1.99         1.28         1.00
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.78)        2.58         1.95         1.26          .98
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)        (.11)        (.01)          --           --
Distributions from realized gains                     (.81)       (1.45)        (.63)        (.14)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.88)       (1.56)        (.64)        (.14)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.48       $10.14        $9.12        $7.81        $6.69
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $3           $7           $4           $3           $3
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
  waiver/reimbursement(c),(d)                        2.32%        2.36%        2.37%        2.55%        2.61%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
  waiver/reimbursement(d),(e),(f)                    2.25%        2.36%        2.37%        2.51%        2.51%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .18%        (.31%)       (.53%)       (.41%)       (.60%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%         104%         124%          67%          87%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (50.99%)(h)   32.56%       26.34%       18.98%       17.16%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.
(h) During the year ended Oct. 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005      2004(B)
Net asset value, beginning of period                $10.68        $9.53        $8.13        $6.90        $6.62
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .11(c)       .09(c)       .06          .03          .02
Net gains (losses) (both realized and
 unrealized)                                         (5.07)        2.72         2.07         1.36          .26
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.96)        2.81         2.13         1.39          .28
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.17)        (.21)        (.10)        (.02)          --
Distributions from realized gains                     (.81)       (1.45)        (.63)        (.14)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.98)       (1.66)        (.73)        (.16)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.74       $10.68        $9.53        $8.13        $6.90
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $155         $267         $128          $83          $21
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.10%        1.17%        1.14%        1.28%        1.36%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.10%        1.17%        1.14%        1.28%        1.35%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.36%         .96%         .67%         .95%         .55%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%         104%         124%          67%          87%
--------------------------------------------------------------------------------------------------------------
Total return                                       (50.46%)(j)   34.10%       27.86%       20.42%        4.23%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.
(j) During the year ended Oct. 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.61        $9.48        $8.09        $6.88        $5.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .10(b)       .05(b)       .04          .02          .01
Net gains (losses) (both realized and
 unrealized)                                         (5.03)        2.72         2.06         1.34         1.05
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (4.93)        2.77         2.10         1.36         1.06
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.16)        (.19)        (.08)        (.01)          --
Distributions from realized gains                     (.81)       (1.45)        (.63)        (.14)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.97)       (1.64)        (.71)        (.15)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.71       $10.61        $9.48        $8.09        $6.88
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $1           $1           $1           $1          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.39%        1.46%        1.43%        1.61%        1.69%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.14%        1.46%        1.43%        1.57%        1.58%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.27%         .58%         .42%         .58%         .40%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                85%         104%         124%          67%          87%
--------------------------------------------------------------------------------------------------------------
Total return                                       (50.47%)(g)   33.70%       27.59%       20.07%       18.29%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) During the year ended Oct. 31, 2008, the Investment Manager reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners International Select Growth Fund (the Fund) (formerly RiverSource International Aggressive Growth Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 40% of the total outstanding fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC

--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

PAYMENT FROM THE INVESTMENT MANAGER
During the year ended October 31, 2008, the Investment Manager voluntarily reimbursed the Fund $272,508 for a loss on a trading error.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for

--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,264,058 and accumulated net realized loss has been increased by $2,264,058.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                          2008         2007
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................  $15,404,879  $17,870,948
    Long-term capital gain.............   22,483,956   33,276,948
CLASS B
Distributions paid from:
    Ordinary income....................    2,326,184    3,619,559
    Long-term capital gain.............    4,218,069    7,738,983
CLASS C
Distributions paid from:
    Ordinary income....................      210,895      249,409
    Long-term capital gain.............      367,819      523,582
CLASS I
Distributions paid from:
    Ordinary income....................   11,089,888    8,326,501
    Long-term capital gain.............   14,704,399   14,487,346


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

YEAR ENDED OCT. 31,                          2008         2007
-----------------------------------------------------------------
CLASS R4
Distributions paid from:
    Ordinary income....................  $    57,588  $    52,628
    Long-term capital gain.............       78,153       95,197


At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   1,154,902
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $ (57,544,459)
Unrealized appreciation (depreciation)........  $(159,351,191)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.


--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.00% to 0.875% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Multi-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $387,870 for the year ended Oct. 31, 2008. The management fee for the year ended Oct. 31, 2008 was 0.92% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has Subadvisory Agreements with Columbia Wanger Asset Management, L.P. and Principal Global Investors, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination, subject to the oversight of the Fund's Board, that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $3,313.

COMPENSATION OF BOARD MEMBERS
Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets

--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $1,237,000 and $37,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $525,032 for Class A, $34,314 for Class B and $956 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.49%
Class B.............................................  2.25
Class C.............................................  2.25
Class I.............................................  1.10
Class R4............................................  1.14


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $230,568
Class B..........................................    40,194
Class C..........................................     3,775




--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4..........................................  $2,845


Under an agreement which was effective until Oct. 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.55%
Class B.............................................  2.31
Class C.............................................  2.31
Class I.............................................  1.16
Class R4............................................  1.46


Effective Nov. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.44%
Class B.............................................  2.21
Class C.............................................  2.20
Class I.............................................  1.00
Class R4............................................  1.30


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $5,620 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $564,610,837 and $537,440,667, respectively, for the year

--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $385,329 for the year ended Oct. 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $9,180 for the year ended Oct. 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2008, the Fund had no securities out on loan.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED OCT. 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                           SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                 9,579,779    4,410,418    (12,897,813)      1,092,384
Class B                 1,706,394      797,602     (3,286,721)       (782,725)
Class C                   217,544       70,445       (228,484)         59,505
Class I                 8,293,721    3,048,797     (3,626,193)      7,716,325
Class R4                   38,879       15,909        (77,559)        (22,771)
----------------------------------------------------------------------------------



                                         YEAR ENDED OCT. 31, 2007
                                      ISSUED FOR
                                      REINVESTED                       NET
                           SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  9,817,563    5,968,739    (7,345,717)       8,440,585
Class B                  1,492,177    1,378,278    (2,771,092)          99,363
Class C                    198,182       93,174      (119,238)         172,118
Class I                 11,219,874    2,693,195    (2,270,843)      11,642,226
Class R4                    51,641       17,146       (17,126)          51,661
----------------------------------------------------------------------------------


5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $273,191,101 and $285,991,659, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $57,544,459 at Oct. 31, 2008, that if not offset by capital gains will expire in 2016. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


8. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined

--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A. and, in addition, JPMorgan Chase Bank, N.A. will serve as the securities lending agent for the Fund.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners International Select Growth Fund (the Fund), formerly the RiverSource International Aggressive Growth Fund, (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners International Select Growth Fund of the RiverSource International Managers Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  51

FEDERAL INCOME TAX INFORMATION  ------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................      6.48%
    U.S. Government Obligations..................................      0.00%


CAPITAL GAIN DISTRIBUTION - the Fund designates $41,852,396 to be taxed as long-term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT  57

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND -- 2008 ANNUAL REPORT

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6243 M (12/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS INTERNATIONAL SELECT VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE-STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   18

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   28

Statements of Changes in Net
  Assets...........................   29

Financial Highlights...............   30

Notes to Financial Statements......   35

Report of Independent Registered
  Public Accounting Firm...........   50

Federal Income Tax Information.....   52

Board Members and Officers.........   53

Proxy Voting.......................   58



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners International Select Value Fund (the Fund) Class A shares fell 53.60% (excluding sales charge) for the annual period ended Oct. 31, 2008.

> The Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE
  Value Index, declined 48.07% for the annual period.

> The Fund underperformed its peer group, represented by the Lipper
  International Multi-Cap Value Funds Index, which decreased 47.13% for the period ended Oct. 31, 2008.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                                                Since
                                  1 year  3 years  5 years  inception(a)
------------------------------------------------------------------------
RiverSource Partners
  International Select Value
  Fund Class A (excluding sales
  charge)                        -53.60%   -9.66%   +1.85%     +4.20%
------------------------------------------------------------------------
MSCI EAFE Value Index
  (unmanaged)                    -48.07%   -5.88%   +4.30%     +5.15%
------------------------------------------------------------------------
Lipper International Multi-Cap
  Value Funds Index              -47.13%   -5.33%   +3.75%     +5.72%
------------------------------------------------------------------------



(a) Fund data is from Sept. 28, 2001. MSCI EAFE Value Index and Lipper peer group data is from Oct. 1, 2001.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
   RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



VALUE    BLEND   GROWTH
   X                      LARGE
   X                      MEDIUM
   X                      SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                       Total      Net
                     expenses  expenses
---------------------------------------
Class A                1.29%     1.29%
---------------------------------------
Class B                2.05%     2.05%
---------------------------------------
Class C                2.04%     2.04%
---------------------------------------
Class I                0.84%     0.84%
---------------------------------------
Class R4               1.13%     1.12%(a)
---------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.13% for the year ended Oct. 31, 2008), will not exceed 1.25% for Class for Class R4.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 9/28/01)       -53.60%   -9.66%   +1.85%    +4.20%
----------------------------------------------------------------------
Class B (inception 9/28/01)       -53.90%  -10.31%   +1.11%    +3.43%
----------------------------------------------------------------------
Class C (inception 9/28/01)       -53.96%  -10.33%   +1.07%    +3.41%
----------------------------------------------------------------------
Class I (inception 3/4/04)        -53.37%   -9.25%     N/A     -0.35%
----------------------------------------------------------------------
Class R4 (inception 9/28/01)      -53.27%   -9.36%   +2.12%    +4.44%
----------------------------------------------------------------------

With sales charge
Class A (inception 9/28/01)       -56.27%  -11.43%   +0.66%    +3.35%
----------------------------------------------------------------------
Class B (inception 9/28/01)       -55.94%  -11.23%   +0.81%    +3.43%
----------------------------------------------------------------------
Class C (inception 9/28/01)       -54.37%  -10.33%   +1.07%    +3.41%
----------------------------------------------------------------------



AT SEPT. 30, 2008
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 9/28/01)        -36.50%   -1.58%   +9.04%    +8.64%
-----------------------------------------------------------------------
Class B (inception 9/28/01)        -37.01%   -2.32%   +8.19%    +7.83%
-----------------------------------------------------------------------
Class C (inception 9/28/01)        -36.97%   -2.35%   +8.21%    +7.82%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -36.25%   -1.17%     N/A     +6.12%
-----------------------------------------------------------------------
Class R4 (inception 9/28/01)       -36.12%   -1.31%   +9.30%    +8.88%
-----------------------------------------------------------------------

With sales charge
Class A (inception 9/28/01)        -40.14%   -3.51%   +7.77%    +7.74%
-----------------------------------------------------------------------
Class B (inception 9/28/01)        -39.80%   -3.32%   +7.90%    +7.83%
-----------------------------------------------------------------------
Class C (inception 9/28/01)        -37.53%   -2.35%   +8.21%    +7.82%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.


--------------------------------------------------------------------------------
   RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners International Select Value Fund is managed by three independent money management firms and each invests a portion of the portfolio's assets. As of Oct. 31, 2008, AllianceBernstein L.P. (AllianceBernstein), Tradewinds Global Investors, LLC (Tradewinds) and Mondrian Investment Partners Limited (Mondrian) managed approximately 82%, 13% and 5% of the portfolio, respectively. Mondrian began managing its portion of the Fund on Sept. 1, 2008, and Tradewinds began managing its portion of the Fund on Aug. 15, 2008. AllianceBernstein served as a manager for the entire annual period.

Dear Shareholders,

RiverSource Partners International Select Value Fund Class A shares fell 53.60% (excluding sales charge) for the annual period ended Oct. 31, 2008, underperforming the Fund's benchmark, the Morgan Stanley Capital International
(MSCI) EAFE Value Index, which declined 48.07% for the period. The Fund also underperformed its peer group, represented by the Lipper International Multi-Cap Value Funds Index, which decreased 47.13% for the period.


TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Royal Dutch Shell Series A (Netherlands)    2.9%
------------------------------------------------
Total (France)                              2.7%
------------------------------------------------
Sanofi-Aventis (France)                     2.3%
------------------------------------------------
Vodafone Group (United Kingdom)             2.2%
------------------------------------------------
GlaxoSmithKline (United Kingdom)            1.8%
------------------------------------------------
Munich Re Group (Germany)                   1.7%
------------------------------------------------
Toyota Motor (Japan)                        1.6%
------------------------------------------------
E.ON (Germany)                              1.6%
------------------------------------------------
Eni (Italy)                                 1.6%
------------------------------------------------
BNP Paribas (France)                        1.5%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------





COUNTRY DIVERSIFICATION (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   2.7%
------------------------------------------------
Belgium                                     0.8%
------------------------------------------------
Brazil                                      1.1%
------------------------------------------------
Canada                                      4.3%
------------------------------------------------
Chile                                       0.6%
------------------------------------------------
China                                       0.4%
------------------------------------------------
Finland                                     2.1%
------------------------------------------------
France                                     14.2%
------------------------------------------------
Germany                                    11.6%
------------------------------------------------
Hong Kong                                   0.4%
------------------------------------------------
India                                       0.5%
------------------------------------------------
Ireland                                     0.1%
------------------------------------------------
Italy                                       3.0%
------------------------------------------------
Japan                                      23.6%
------------------------------------------------
Luxembourg                                  0.9%
------------------------------------------------
Netherlands                                 5.8%
------------------------------------------------
New Zealand                                 0.8%
------------------------------------------------
Norway                                      1.2%
------------------------------------------------
Papua New Guinea                            0.2%
------------------------------------------------
Russia                                      0.8%
------------------------------------------------
Singapore                                   0.8%
------------------------------------------------
South Africa                                1.2%
------------------------------------------------
South Korea                                 2.2%
------------------------------------------------
Spain                                       1.0%
------------------------------------------------
Sweden                                      1.3%
------------------------------------------------
Switzerland                                 2.1%
------------------------------------------------
Taiwan                                      0.8%
------------------------------------------------
Thailand                                    0.3%
------------------------------------------------
United Kingdom                             10.7%
------------------------------------------------
United States                               0.7%
------------------------------------------------
Other(1)                                    3.8%
------------------------------------------------


(1) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
   RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
ALLIANCEBERNSTEIN: FORTIS GROUP and HBOS were among the largest detractors in our portion of the portfolio, as the financials sector was battered by the continued financial crisis. As credit markets entered a new and more menacing phase in the third quarter of 2008, Fortis, HBOS and other financial institutions were undermined by gridlock in the interbank market. Despite sound fundamentals, HBOS suffered due to fears about its access to short-term funding. While our research indicated that HBOS was adequately capitalized after its rights issue in the second quarter of 2008 and faced no immediate liquidity threat, we underestimated the probability that it would face a crisis of confidence, forcing it into a takeover by LLOYDS TSB. Benelux bank Fortis fell on fears that its capital position was not strong enough to see it through the market stress. The bank was subsequently rescued at the end of the third quarter by the Belgian, Netherlands and Luxembourg governments. Other financial firms such as ROYAL BANK OF SCOTLAND and ING GROEP also detracted. In other areas, RENAULT, which holds a stake in NISSAN MOTOR, traded lower based on general fears of consumer weakness. Fellow automaker Nissan, which has greater U.S. market exposure, could be susceptible to soft U.S. demand.

Contributing to performance within our portion of the Fund were positions in energy concern TOKYO ELECTRIC POWER and health care sector firms SANOFI-AVENTIS and GLAXOSMITHKLINE.

TRADEWINDS: We have managed our portion of the portfolio for just over two months. In that period of time, our portion of the portfolio did benefit from the performance of individual holdings in a few sectors including consumer discretionary, energy and information technology. From a regional perspective, our overweight exposure to Japan and our underweight to Europe (and therefore European currencies) helped returns. In addition, our stock selection in Japan was strong with names such as SEKISUI HOUSE and SEVEN & I HOLDINGS adding value.

Our longstanding underweight to financials continued to help us, as this area dominated the headlines, and was the largest overall contributor to returns for our Fund segment. The significant drop in this sector has allowed us to continue to increase our exposure from previously very low levels.


--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The energy sector was the largest detractor from performance. While there was a lack of company specific news, some of the energy stocks we selected were among the largest detractors from performance. BP and ROYAL DUTCH SHELL, the British and Anglo-Dutch diversified energy companies, respectively, along with Canadian exploration and production companies OPTI CANADA, PETRO-CANADA and SUNCOR ENERGY were all significant detractors.

MONDRIAN: For the last two months in the reporting period we managed a portion of the Fund, and our report generally covers performance factors within that time frame. In exceptionally turbulent conditions, equity markets fell sharply in October. Aggressive global government intervention seemed to reduce the risk of a systemic financial collapse, but fears grew that efforts to stabilize the banking system could not avert a recession. In addition, six central banks, including the Federal Reserve, the Bank of England and the European Central Bank, coordinated a forceful response, simultaneously reducing their interest rates by 0.5%.

In the Asia-Pacific region, Japan was once again one of the best performing markets despite its downturn. This was partly attributable to the continued strength of the Japanese yen. New Zealand also performed relatively well. The Australian equity market fared worse. Despite inflation well above the 2-3% target band, the Australian central bank reduced interest rates by a full percentage point in October, citing significantly tighter credit conditions and a moderation in Asian growth. Singapore also performed relatively poorly. As a small and open


  Another area where we are finding compelling opportunities is in information technology, particularly semiconductor manufacturers. -- AllianceBernstein






--------------------------------------------------------------------------------
   RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



economy, Singapore is highly sensitive to changes in external demand conditions.

In the last months of the reporting period, the sectors most exposed to the cyclical nature of global growth and falling commodities prices suffered the most, with the energy and materials sectors among the worst performing. In contrast, defensive sectors such as consumer staples and utilities provided the most resilience. Exchange rate movements subtracted from returns. The majority of currencies depreciated sharply against the U.S. dollar, with the exception of the Japanese yen, which rose.

CHANGES TO THE FUND'S PORTFOLIO
ALLIANCEBERNSTEIN: We have gradually increased our exposure to energy stocks, in particular the integrated oil and gas companies. Even with oil prices tumbling in anticipation of a sharp slowdown in global economic growth, our research shows that many integrated energy companies are attractively valued. Following years of record profits, they have some of the strongest balance sheets in the world.

In pharmaceuticals, we think investors are underestimating the profitability of companies like SANOFI-AVENTIS, which serves as an example. The company does not have an abundance of new drugs in its pipeline and has patents that are due to expire on some of its best-selling product lines. However, the firm's management is responding aggressively by cutting costs, targeting research spending and returning cash to shareholders.

Another area where we are finding compelling opportunities is in information technology, particularly semiconductor manufacturers. The cyclical nature of commoditized products such as dynamic random access memory (DRAM) chips leads to large swings in profitability. Current profitability is very weak as the cycle nears what we believe to be its trough, putting the industry under a great deal of pressure. We have focused on the strongest competitors with the best cost positions, such as South Korea's SAMSUNG ELECTRONICS and HYNIX, which are the most likely to benefit in a cycle upturn. Both of these firms have strong balance sheets, enabling them to weather downturns better than any marginal competitors.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Many resources stocks are also attractively valued. Integrated production processes give these companies cost advantages, and their technological expertise makes them natural partners for countries that are developing natural gas resources into value-added products. Falling energy prices provide feedstock relief to help offset short-term overcapacity concerns. While attractively valued, these investments face unique challenges and offer potential opportunities. Many of these firms create products and services that will continue to be in demand regardless of near-term economic growth. Including these holdings in our portion of the Fund offers significant return potential, in our opinion, without the need to concentrate the holdings in one sector or around one theme.

TRADEWINDS: During our brief management period, slightly more than two months, we have established positions within our portion of the Fund that meet our investment criteria. That said, we have no significant changes to report.

MONDRIAN: From Sept. 1, 2008 (our management start date) to Oct. 31, 2008, in addition to building up the portfolio, one stock was added. Hong Kong-listed PACIFIC BASIN SHIPPING is a specialty bulk shipping company that operates a fleet of "handysize" and "handymax" vessels. The operation of these smaller vessels is an attractive niche within the more commoditized dry bulk carrier industry. It is well diversified by both cargo type and cargo origin, but is well positioned to benefit from the growth of intra-Asian trade. In addition to this purchase, we implemented some rebalancing trades in our portion of the portfolio, seeking to exploit current volatile market conditions.

OUR FUTURE STRATEGY
ALLIANCEBERNSTEIN: Our research and experience as value managers has taught us to keep portfolio risk proportionate with the value opportunities we identify. After a lengthy period of compression, valuation spreads have widened. If this trend continues, we may see increased opportunities to raise our portion of the portfolio's concentration in undervalued industries and companies.

TRADEWINDS: It is somewhat trite to say that the markets clearly look more attractive to us now than at anytime in the past, but we adamantly believe that this is the case. For the first time in at least 25 years (save

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------



one very brief period in early 2003), the non-financials European dividend yield is higher than the Pan-Euro bond yield. Further, we are starting to see the emergence of the so called "net-net" companies in Europe (they have existed on a small scale in Japan for a couple of years, and their numbers are growing rapidly). These are the classic value favorites that sell for less than the net cash on their balance sheets. If liquidated, shareholders receive the business for free. Just as stocks can overshoot to the upside, they often overcorrect when coming down. Increasingly, we see stocks that appear to have overcorrected. Top-down concerns aside, it's becoming easier and easier to become a "bull." Our focus on providing superior risk adjusted returns over the long term is unchanged.

MONDRIAN: Our analysis indicates that the outlook for the developed economies as a whole is likely to be worse than anything experienced in the last two decades. For the last twenty years, downturns, and recessions, in particular, have been driven primarily by regional influences. Take for example the U.S. savings and loan crisis, Germany's post reunification slump, Japan's "lost decade" in the 1990s, Britain's economically disastrous membership in the Exchange Rate Mechanism between 1990 and 1992 and the U.S.-focused technology boom and bust.

We believe that the impact of a synchronized credit shock such as we are now experiencing has more in common with the worldwide impact felt during the dramatic oil price hikes of the 1970s and early 1980s. As a result, our central case expectation is that gross domestic product is likely to decline sharply in the worst hit economies over the next 12 months unless fiscal policy can cushion the fall to achieve a more gradual decline over the next two years. In either scenario, corporate profits could easily fall between 25 to 50% with a possible threat of deflation. As a result, the visibility for specific company earnings is poor and the risk attached to worst case scenarios has increased significantly. Factoring these forecasts into our models, we still believe that global equities offer very attractive return potential. The market sell-off has been largely indiscriminate, driven by cash requirements. This has created opportunities for long-term value managers.

The main highlights of the strategy adopted for our portion of the Fund are as follows: a focus on well managed companies with robust balance sheets and attractive valuations, overweight positions in selected Asian

--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



markets (Hong Kong and Singapore) and overweight positions in the U.K. and certain mature continental markets.




   (ALLIANCEBERNSTEIN L.P. LOGO)                  (MONDRIAN INVESTMENT PARTNERS LIMITED LOGO)
       AllianceBernstein L.P.                         Mondrian Investment Partners Limited

                                 (TRADEWINDS GLOBAL INVESTORS, LLC LOGO)
                                     Tradewinds Global Investors, LLC



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  13

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners International Select Value Fund Class A shares (from 10/01/01 to 10/31/08)* as compared to the performance of two widely cited performance indices, the MSCI EAFE Value Index and the Lipper International Multi-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Sept. 28, 2001. MSCI EAFE Value Index and Lipper peer group data is from Oct. 1, 2001.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008
                                                                                      SINCE
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $4,373    $6,948   $10,334      $12,620
----------------------------------------------------------------------------------------------
        Average annual total return                 -56.27%   -11.43%    +0.66%       +3.35%
----------------------------------------------------------------------------------------------
MSCI EAFE VALUE INDEX(1)
        Cumulative value of $10,000                  $5,193    $8,338   $12,343       14,270
----------------------------------------------------------------------------------------------
        Average annual total return                 -48.07%    -5.88%    +4.30%       +5.15%
----------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL MULTI-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000                  $5,287    $8,485   $12,021      $14,835
----------------------------------------------------------------------------------------------
        Average annual total return                 -47.13%    -5.33%    +3.75%       +5.72%
----------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND LINE GRAPH)

                     RIVERSOURCE PARTNERS
                     INTERNATIONAL SELECT
                          VALUE FUND
                            CLASS A                                    LIPPER INTERNATIONAL
                        (INCLUDES SALES            MSCI EAFE             MULTI-CAP VALUE
                           CHARGE)              VALUE INDEX(1)           FUNDS INDEX(2)
                     --------------------    ---------------------    ---------------------
10/1/01                   $ 9,425                   $10,000                   $10,000
10/01                       9,572                    10,126                    10,249
10/02                       8,711                     8,666                     9,371
10/03                      11,516                    11,564                    12,336
10/04                      14,083                    14,364                    14,762
10/05                      17,115                    17,117                    17,481
10/06                      22,238                    22,536                    22,516
10/07                      27,199                    27,480                    28,059
10/08                      12,620                    14,270                    14,835




(1) The Morgan Stanley Capital International (MSCI) EAFE Value Index, an unmanaged index and subset of the MSCI EAFE Index, measures the performance of value stocks in the MSCI EAFE Index. The style characteristics used for index construction include book value to price ratio, 12-month forward earnings to price ratio, and dividend yield. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Sept. 28, 2001. MSCI EAFE Value Index and Lipper peer group data is from Oct. 1, 2001.

The Fund's investment manager recommended to the Fund that the Fund change its comparative index from the MSCI EAFE GDP Weighted, Half-Hedged Index to the MSCI EAFE Value Index. The investment manager made this recommendation because the new index more closely aligns to the Fund's investment strategy. Based on this recommendation, on Aug. 18, 2008, the MSCI EAFE GDP Weighted, Half-Hedged Index was replaced with the MSCI EAFE Value Index, which will be used as the Fund's primary benchmark going forward. It was intended to show information on both indexes for a one year transition period, but in Aug. 2008 the MSCI EAFE GDP Weighted, Half-Hedged Index was discontinued, and therefore its performance information is no longer available.

The Morgan Stanley Capital International (MSCI) EAFE GDP Weighted, Half-Hedged Index, an unmanaged index, is compiled from a composite of securities of major stock markets in Europe, Australia and the Far East, with countries weighted according to gross domestic product and currency positions half-hedged.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2008   OCT. 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  529.00        $ 5.05         1.31%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.60        $ 6.67         1.31%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  527.60        $ 7.93         2.06%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.82        $10.46         2.06%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  527.10        $ 7.93         2.06%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.82        $10.46         2.06%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  530.60        $ 3.20          .83%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.02        $ 4.23          .83%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  530.70        $ 4.24         1.10%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.66        $ 5.60         1.10%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)
(b) Based on the actual return for the six months ended Oct. 31, 2008: -47.10% for Class A, -47.24% for Class B, -47.29% for Class C, -46.94% for Class I and -46.93% for Class R4.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (97.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (2.7%)
Alumina                                               1,758,075            $2,500,673
BHP Billiton                                            531,300            10,201,556
Commonwealth Property Office Fund                     2,016,223             1,780,710
David Jones                                             518,057             1,066,442
Macquarie Infrastructure Group                        2,385,528             3,125,152
Natl Australia Bank                                     206,721             3,352,514
Newcrest Mining                                          95,900             1,317,593
Transfield Services                                     247,826               674,912
                                                                      ---------------
Total                                                                      24,019,552
-------------------------------------------------------------------------------------

BELGIUM (0.9%)
Belgacom                                                 64,500             2,206,060
Fortis                                                  335,932               389,064
Solvay                                                   53,800             5,002,403
                                                                      ---------------
Total                                                                       7,597,527
-------------------------------------------------------------------------------------

BRAZIL (1.1%)
Eletrobras ADR                                          206,730             2,263,694
Gerdau ADR                                              232,700             1,491,607
UNIBANCO -- Uniao de Bancos Brasileiros GDR              52,900             3,336,932
Usinas Siderurgicas de Minas Gerais Series A            202,050             2,593,506
                                                                      ---------------
Total                                                                       9,685,739
-------------------------------------------------------------------------------------

CANADA (4.4%)
Barrick Gold                                            340,610             7,763,640
ING Canada                                                   --                     7
Ivanhoe Mines                                           549,500(b)          1,467,165
Magna Intl Cl A                                         135,930             4,595,793
Morguard Real Estate Investment Trust                    79,100               588,844
Northern Property Real Estate Investment
 Trust                                                   75,700             1,128,950
OPTI Canada                                             486,600(b)          1,296,308
Petro-Canada                                            454,040            11,352,312
Royal Bank of Canada                                    102,257             3,975,016
Silver Standard Resources                               158,900(b)          1,342,705
Suncor Energy                                           123,700             2,958,904
Teck Cominco Cl B                                       238,400             2,374,206
TELUS                                                       526                17,147
                                                                      ---------------
Total                                                                      38,860,997
-------------------------------------------------------------------------------------

CHILE (0.6%)
Antofagasta                                             813,100             5,023,223
-------------------------------------------------------------------------------------

CHINA (0.5%)
China Petroleum & Chemical Series H                   6,084,000             3,995,389
-------------------------------------------------------------------------------------

FINLAND (2.1%)
Nokia                                                   511,700             7,835,549
Stora Enso Series R                                   1,173,532            10,909,311
                                                                      ---------------
Total                                                                      18,744,860
-------------------------------------------------------------------------------------

FRANCE (14.4%)
Air France-KLM                                          211,400             3,044,711
Alcatel-Lucent                                        1,784,000(b)          4,605,099
AREVA                                                     2,510             1,269,765
BNP Paribas                                             191,230            13,802,175
Boiron                                                   31,972               754,638
Carbone Lorraine                                         53,334             1,585,566
Credit Agricole                                         743,176            10,747,735
Euler Hermes                                             20,075               988,587
Fimalac                                                  14,399               626,105
Gemalto                                                  20,843(b)            583,758
Ipsos                                                    40,224             1,010,834
Lagardere                                               244,000             9,698,018
Latecoere                                                59,746(b)            479,785
Michelin Series B                                       138,500             7,126,220
Neopost                                                  29,873             2,500,157
Nexans                                                   10,754               613,190
Norbert Dentressangle                                     3,859               212,758
Renault                                                 247,300             7,576,519
Sanofi-Aventis                                          323,176            20,468,261
Societe Generale                                        177,629             9,678,248


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
FRANCE (CONT.)
Technip                                                  98,400            $2,945,566
Thales                                                   72,375             2,903,027
Total                                                   434,700            23,905,889
                                                                      ---------------
Total                                                                     127,126,611
-------------------------------------------------------------------------------------

GERMANY (11.8%)
Allianz                                                 150,900            11,351,120
BASF                                                    345,600            11,597,979
Bilfinger Berger                                         53,344             2,412,428
Celesio                                                  74,400             2,183,546
Deutsche Bank                                           302,900            11,507,353
Deutsche Lufthansa                                      477,800             6,645,481
Deutsche Telekom                                        694,900            10,314,528
E.ON                                                    379,600            14,522,471
ElringKlinger                                            44,123               359,634
Fielmann                                                  7,635               425,304
GFK                                                      32,769               645,169
MTU Aero Engines Holding                                 24,521               483,040
Munich Re Group                                         117,100            15,506,639
Pfeiffer Vacuum Technology                                5,247               316,619
Rational                                                  6,827               701,904
RWE                                                      43,860             3,646,009
Siemens                                                  52,697             3,164,459
Symrise                                                  89,618             1,088,722
TUI                                                     478,600             5,760,154
Wincor Nixdorf                                           28,187             1,223,903
                                                                      ---------------
Total                                                                     103,856,462
-------------------------------------------------------------------------------------

HONG KONG (0.4%)
AMVIG Holdings                                        2,088,000             1,227,684
Arts Optical Intl Holdings                              688,000               133,244
ASM Pacific Technology                                  212,400               709,656
COSCO Pacific                                           742,000               540,369
Fong's Inds                                           2,156,000               390,008
Pacific Basin Shipping                                1,102,000               590,097
Pico Far East Holdings                                2,344,000               150,664
                                                                      ---------------
Total                                                                       3,741,722
-------------------------------------------------------------------------------------

INDIA (0.5%)
State Bank of India GDR                                  96,500             4,439,000
-------------------------------------------------------------------------------------

IRELAND (0.1%)
Glanbia                                                  88,149               337,441
Independent News & Media                                437,672               356,986
                                                                      ---------------
Total                                                                         694,427
-------------------------------------------------------------------------------------

ITALY (3.1%)
Autostrada Torino-Milano                                 37,672               294,536
Eni                                                     607,400            14,492,389
Fondiaria -- SAI                                        202,000             3,793,587
Telecom Italia                                        8,834,600             8,583,529
                                                                      ---------------
Total                                                                      27,164,041
-------------------------------------------------------------------------------------

JAPAN (24.0%)
Canon                                                   239,000             8,365,338
Coca-Cola West Holdings                                 138,000             2,768,495
Dai Nippon Printing                                     392,000             4,632,830
East Japan Railway                                          915             6,512,960
FCC                                                     110,600             1,380,403
FUJIFILM Holdings                                       218,000             5,019,841
Fujitsu                                               1,529,000             6,013,406
Hitachi                                               1,009,000             4,738,632
Honda Motor                                             373,700             9,294,793
JFE Holdings                                            303,400             7,743,529
JS Group                                                212,500             2,752,438
Kirin Holdings                                          178,000             1,969,266
Mabuchi Motor                                           137,900             5,456,086
Mitsubishi                                              183,000             3,068,276
Mitsubishi Chemical Holdings                          1,439,000             5,819,030
Mitsui & Co                                             582,000             5,640,868
Mitsui Chemicals                                      1,372,000             4,791,658
Mitsui OSK Lines                                      1,245,000             6,503,096
Mitsui Sumitomo Insurance Group Holdings                 70,200             1,951,290
MIURA                                                    32,100               659,551
Nifco                                                    55,400               814,480
Nippon Mining Holdings                                2,309,000             7,070,638
Nippon Oil                                            1,202,000             4,935,306
Nippon Telegraph & Telephone                              1,861             7,596,346


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Nippon Telegraph & Telephone ADR                        220,200            $4,481,070
Nissan Motor                                          1,888,900             9,383,647
ORIX                                                    108,860            11,187,738
Rohm                                                     53,700             2,588,294
Sega Sammy Holdings                                     295,400             2,233,792
Sekisui House                                           292,000             2,928,861
Seven & I Holdings                                       72,800             2,044,647
Sharp                                                 1,045,000             7,460,516
Shimano                                                  21,800               623,774
Shiseido                                                145,000             2,984,246
Sumitomo Mitsui Financial Group                           1,371             5,497,689
Sumitomo Trust & Banking                                345,000             1,598,168
Taiyo Ink Mfg                                            50,600               842,703
Takefuji                                                283,600             2,280,691
Takeuchi Mfg                                             55,700               451,848
Tokyo Electric Power                                    308,300             8,733,652
Toshiba                                               2,603,000             9,410,956
Toyo Seikan Kaisha                                      180,900             2,232,491
Toyota Motor                                            377,100            14,730,215
Ushio                                                    99,100             1,339,162
Wacoal Holdings                                         231,000             2,503,234
                                                                      ---------------
Total                                                                     211,035,950
-------------------------------------------------------------------------------------

LUXEMBOURG (0.9%)
ArcelorMittal                                           320,497             8,332,989
-------------------------------------------------------------------------------------

NETHERLANDS (5.9%)
Fugro                                                    13,723               490,208
ING Groep                                               753,424             7,064,884
Koninklijke Ahold                                       778,320             8,352,600
Koninklijke BAM Groep                                    57,997               515,290
Koninklijke Vopak                                        76,304             2,473,169
Qiagen                                                   52,460(b)            747,408
Royal Boskalis Westminster                               10,313               340,345
Royal Dutch Shell ADR                                    99,510             5,501,908
Royal Dutch Shell Series A                              943,152            26,132,057
                                                                      ---------------
Total                                                                      51,617,869
-------------------------------------------------------------------------------------

NEW ZEALAND (0.9%)
Auckland Intl Airport                                   621,091               664,360
Fisher & Paykel Healthcare                              915,165             1,594,123
Sky City Entertainment Group                            399,289               770,197
Telecom New Zealand                                   3,158,500             4,247,402
Warehouse Group                                         111,973               261,024
                                                                      ---------------
Total                                                                       7,537,106
-------------------------------------------------------------------------------------

NORWAY (1.2%)
Ekornes                                                  37,600               390,717
Farstad Shipping                                         45,750               599,510
Norsk Hydro                                             188,200               786,798
StatoilHydro                                            449,450             9,045,169
                                                                      ---------------
Total                                                                      10,822,194
-------------------------------------------------------------------------------------

PAPUA NEW GUINEA (0.2%)
Lihir Gold                                            1,114,350(b)          1,389,728
-------------------------------------------------------------------------------------

RUSSIA (0.8%)
LUKOIL ADR                                               82,000             3,148,064
MMC Norilsk Nickel ADR                                  374,250             3,755,854
                                                                      ---------------
Total                                                                       6,903,918
-------------------------------------------------------------------------------------

SINGAPORE (0.8%)
CapitaMall Trust                                        865,000             1,147,625
Hyflux                                                  589,000               632,305
Parkway Holdings                                        656,000               703,677
SembCorp Marine                                         721,000               896,396
SIA Engineering                                         659,000               868,912
Singapore Airport Terminal Services                     902,000               916,603
SMRT                                                    721,000               759,805
StarHub                                                 948,000             1,539,812
                                                                      ---------------
Total                                                                       7,465,135
-------------------------------------------------------------------------------------

SOUTH AFRICA (1.3%)
AngloGold Ashanti ADR                                   282,800             5,161,100
Gold Fields                                             555,000             3,872,056
Impala Platinum Holdings                                 40,808               426,870
Standard Bank Group                                     216,002             1,718,855
                                                                      ---------------
Total                                                                      11,178,881
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOUTH KOREA (2.2%)
Honam Petrochemical                                      66,000            $2,703,791
Hyundai Mobis                                            44,160             2,595,641
Industrial Bank of Korea                                194,500             1,118,972
KB Financial Group                                       53,900(b)          1,337,158
Korea Electric Power ADR                                228,700             2,264,130
Samsung Electronics                                      15,500             5,139,942
SK Telecom ADR                                          244,750             4,212,148
                                                                      ---------------
Total                                                                      19,371,782
-------------------------------------------------------------------------------------

SPAIN (1.0%)
Prosegur Compania de Seguridad                           39,402             1,118,995
Repsol YPF                                              426,400             8,105,510
                                                                      ---------------
Total                                                                       9,224,505
-------------------------------------------------------------------------------------

SWEDEN (1.3%)
Billerud                                                 47,000               265,467
Nordea Bank                                             319,600             2,563,074
Svenska Cellulosa Series B                              565,700             4,179,697
Telefonaktiebolaget LM Ericsson ADR                     216,200             1,528,534
Volvo Series B                                          593,350             3,102,371
                                                                      ---------------
Total                                                                      11,639,143
-------------------------------------------------------------------------------------

SWITZERLAND (2.1%)
Credit Suisse Group                                     353,000            13,198,329
UBS                                                     119,100             2,012,790
Xstrata                                                 191,080             3,267,990
                                                                      ---------------
Total                                                                      18,479,109
-------------------------------------------------------------------------------------

TAIWAN (0.8%)
Siliconware Precision Inds                            4,290,112             4,430,625
United Microelectronics                               9,212,071             2,530,784
                                                                      ---------------
Total                                                                       6,961,409
-------------------------------------------------------------------------------------

THAILAND (0.3%)
PTT                                                     540,800             2,500,450
-------------------------------------------------------------------------------------

UNITED KINGDOM (10.9%)
Associated British Foods                                487,600             5,455,489
Aviva                                                 1,045,118             6,233,562
Barclays                                              2,377,900             6,815,815
Bodycote Intl                                           690,560             1,382,142
BP                                                      767,500             6,255,683
Cattles                                                 641,378               342,041
Chloride Group                                          554,400             1,177,464
Cobham                                                  277,892               844,484
Croda Intl                                               84,282               695,807
De La Rue                                                59,971               865,050
GlaxoSmithKline                                         850,300            16,344,616
Greene King                                              61,523               317,684
Halma                                                   269,037               711,339
HBOS                                                  3,628,611             5,941,041
Kazakhmys                                               202,800               950,738
Laird Group                                             250,672               658,238
Lonmin                                                  141,896             2,646,133
Rexam                                                   162,139               976,928
Rotork                                                  106,909             1,280,953
Royal Bank of Scotland Group                          5,066,566             5,580,392
RSA Insurance Group                                   1,548,563             3,443,429
Serco Group                                             141,000               840,786
Spectris                                                 97,137               779,617
Spirax-Sarco Engineering                                 45,337               588,302
Taylor Wimpey                                         1,188,551               193,934
TT electronics                                          916,939               698,219
Ultra Electronics Holdings                               94,365             1,673,859
Victrex                                                 158,166             1,462,744
Vodafone Group                                       10,234,124            19,685,718
Weir Group                                              252,507             1,418,405
                                                                      ---------------
Total                                                                      96,260,612
-------------------------------------------------------------------------------------

UNITED STATES (0.7%)
Gerdau Ameristeel                                       487,300             2,608,478
Newmont Mining                                          150,950             3,976,023
                                                                      ---------------
Total                                                                       6,584,501
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,396,961,868)                                                   $862,254,831
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


OTHER (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
BELGIUM
Fortis
 Rights                                                 549,632(b)                 $1
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                        $1
-------------------------------------------------------------------------------------



MONEY MARKET FUND (3.8%)(d)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%              33,742,136(e)        $33,742,136
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $33,742,136)                                                       $33,742,136
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,430,704,004)(f)                                                $895,996,968
=====================================================================================



SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Aerospace & Defense                             0.7%         $6,384,195
Air Freight & Logistics                          --             212,758
Airlines                                        1.1           9,690,192
Auto Components                                 1.8          16,057,691
Automobiles                                     4.7          40,985,174
Beverages                                       0.5           4,737,761
Building Products                               0.3           2,752,438
Capital Markets                                 3.0          26,718,472
Chemicals                                       4.0          34,819,317
Commercial Banks                                9.3          81,502,784
Commercial Services & Supplies                  0.9           8,132,573
Communications Equipment                        1.6          13,969,182
Computers & Peripherals                         2.0          17,232,023
Construction & Engineering                      0.4           3,268,063
Consumer Finance                                1.6          13,810,470
Containers & Packaging                          0.5           4,437,103
Diversified Financial Services                  0.9           8,080,054
Diversified Telecommunication Services          4.3          37,446,082
Electric Utilities                              3.2          27,783,947
Electrical Equipment                            0.7           5,985,147
Electronic Equipment, Instruments &
  Components                                    2.2          19,342,925
Energy Equipment & Services                     0.5           4,035,284
Food & Staples Retailing                        1.2          10,397,247
Food Products                                   0.7           5,792,930
Health Care Equipment & Supplies                0.2           1,594,123
Health Care Providers & Services                0.3           2,887,223
Hotels, Restaurants & Leisure                   0.8           6,848,035
Household Durables                              1.3          11,675,932
Industrial Conglomerates                        0.4           3,164,459
Insurance                                       4.9          43,268,221


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Leisure Equipment & Products                    0.3%         $2,857,566
Life Sciences Tools & Services                  0.1             747,408
Machinery                                       1.0           9,205,642
Marine                                          0.8           7,093,193
Media                                           1.3          11,216,502
Metals & Mining                                 9.2          80,994,160
Multiline Retail                                0.2           1,327,466
Multi-Utilities                                 0.4           3,646,009
Office Electronics                              1.2          10,865,495
Oil, Gas & Consumable Fuels                    14.7         130,695,976
Paper & Forest Products                         1.7          15,354,475
Personal Products                               0.3           2,984,246
Pharmaceuticals                                 4.3          37,567,515
Professional Services                           0.1             645,169
Real Estate Investment Trusts (REITs)           0.5           4,646,129
Road & Rail                                     0.8           7,272,765
Semiconductors & Semiconductor
  Equipment                                     1.7          15,399,301
Specialty Retail                                 --             425,304
Textiles, Apparel & Luxury Goods                0.3           2,636,478
Trading Companies & Distributors                1.0           8,709,144
Transportation Infrastructure                   1.0           8,883,101
Water Utilities                                 0.1             632,305
Wireless Telecommunication Services             2.9          25,437,678
Other(1)                                        3.8          33,742,136
-----------------------------------------------------------------------
Total                                                      $895,996,968
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT OCT. 31, 2008


                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
FTSE 100 Index                   73          $5,143,492    Dec. 2008       $808,888




                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2008


                           CURRENCY TO        CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED       BE RECEIVED      APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------
Nov. 5, 2008                 244,000,000           2,496,419      $18,752              $--
                            Japanese Yen         U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 5, 2008                  49,000,000             497,462           --              (89)
                            Japanese Yen         U.S. Dollar
------------------------------------------------------------------------------------------
Nov. 5, 2008                     315,128             468,658        1,042               --
                             U.S. Dollar    Singapore Dollar
------------------------------------------------------------------------------------------
Nov. 6, 2008                      83,426             126,403          531               --
                             U.S. Dollar   Australian Dollar
------------------------------------------------------------------------------------------
Dec. 15, 2008                 20,564,000          17,002,770           --          (49,066)
                         Canadian Dollar         U.S. Dollar
------------------------------------------------------------------------------------------
Dec. 15, 2008                 12,358,000          11,017,895      359,913               --
                             Swiss Franc         U.S. Dollar
------------------------------------------------------------------------------------------
Dec. 15, 2008                  7,370,837         741,064,000      165,815               --
                             U.S. Dollar        Japanese Yen
------------------------------------------------------------------------------------------
Dec. 15, 2008                 19,394,627         124,081,000           --       (3,426,968)
                             U.S. Dollar       Swedish Krona
------------------------------------------------------------------------------------------
Total                                                            $546,053      $(3,476,123)
------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2008, $587,358 was held in a margin deposit account as collateral to cover initial margin deposits on open stock index futures contracts.

(e) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(f) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $1,431,275,750 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                           $8,154,326
Unrealized depreciation                         (543,433,108)
------------------------------------------------------------
Net unrealized depreciation                    $(535,278,782)
------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $1,396,961,868)            $  862,254,832
  Affiliated money market fund (identified cost $33,742,136)           33,742,136
---------------------------------------------------------------------------------
Total investments in securities (identified cost $1,430,704,004)      895,996,968
Cash                                                                          620
Foreign currency holdings (identified cost $9,143,393)                  8,970,037
Capital shares receivable                                               1,070,524
Dividends and accrued interest receivable                               4,581,280
Receivable for investment securities sold                              14,795,056
Variation margin receivable                                               125,695
Unrealized appreciation on forward foreign currency contracts             546,053
Margin deposits on futures contracts                                      587,358
---------------------------------------------------------------------------------
Total assets                                                          926,673,591
---------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  1,756,838
Payable for investment securities purchased                            40,278,647
Unrealized depreciation on forward foreign currency contracts           3,476,123
Accrued investment management services fees                                20,934
Accrued distribution fees                                                   7,949
Accrued transfer agency fees                                                7,123
Accrued administrative services fees                                        1,878
Accrued plan administration services fees                                       4
Other accrued expenses                                                    292,006
---------------------------------------------------------------------------------
Total liabilities                                                      45,841,502
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $  880,832,089
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    1,763,466
Additional paid-in capital                                          1,326,704,530
Undistributed net investment income                                     2,916,145
Accumulated net realized gain (loss)                                   86,369,096
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (536,921,148)
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $  880,832,089
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $659,380,574          131,334,112                       $5.02(1)
Class B                     $112,548,353           23,561,229                       $4.78
Class C                     $ 12,609,706            2,647,530                       $4.76
Class I                     $ 95,735,708           18,694,350                       $5.12
Class R4                    $    557,748              109,344                       $5.10
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $5.33. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  27

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                     $    75,071,839
Interest                                                              205,432
Income distributions from affiliated money market fund              1,014,510
Fee income from securities lending                                  3,099,485
  Less foreign taxes withheld                                      (9,223,514)
-----------------------------------------------------------------------------
Total income                                                       70,167,752
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                13,239,202
Distribution fees
  Class A                                                           3,573,831
  Class B                                                           2,701,274
  Class C                                                             272,384
Transfer agency fees
  Class A                                                           2,878,248
  Class B                                                             574,721
  Class C                                                              56,625
  Class R4                                                                705
Administrative services fees                                        1,395,090
Plan administration services fees -- Class R4                           3,523
Compensation of board members                                          39,719
Custodian fees                                                        506,345
Printing and postage                                                  307,681
Registration fees                                                      66,055
Professional fees                                                      59,884
Other                                                                 111,304
-----------------------------------------------------------------------------
Total expenses                                                     25,786,591
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                     (3,697)
  Earnings and bank fee credits on cash balances                      (32,461)
-----------------------------------------------------------------------------
Total net expenses                                                 25,750,433
-----------------------------------------------------------------------------
Investment income (loss) -- net                                    44,417,319
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            91,502,117
  Foreign currency transactions                                   (81,736,852)
  Futures contracts                                                (5,133,021)
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                             4,632,244
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        (1,248,613,369)
-----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          (1,243,981,125)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(1,199,563,806)
-----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                      2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    44,417,319  $   34,659,453
Net realized gain (loss) on investments                             4,632,244     265,513,299
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        (1,248,613,369)    171,439,963
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   (1,199,563,806)    471,612,715
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                                --     (18,634,427)
    Class B                                                                --      (1,775,290)
    Class C                                                                --        (161,686)
    Class I                                                                --      (1,406,420)
    Class R4                                                               --         (24,642)
  Net realized gain
    Class A                                                      (192,728,680)   (144,729,870)
    Class B                                                       (39,241,089)    (36,738,154)
    Class C                                                        (3,795,859)     (2,535,971)
    Class I                                                       (19,039,666)     (8,312,057)
    Class R4                                                         (198,579)       (170,066)
---------------------------------------------------------------------------------------------
Total distributions                                              (255,003,873)   (214,488,583)
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                  144,692,701     472,595,578
  Class B shares                                                   17,615,136      73,414,220
  Class C shares                                                    3,143,630      11,336,460
  Class I shares                                                   40,256,105      93,076,580
  Class R4 shares                                                      17,507         451,779
Reinvestment of distributions at net asset value
  Class A shares                                                  188,908,979     160,474,109
  Class B shares                                                   38,640,168      37,963,847
  Class C shares                                                    3,668,735       2,613,650
  Class I shares                                                   19,037,750       9,716,835
  Class R4 shares                                                     196,215         192,389
Payments for redemptions
  Class A shares                                                 (607,583,454)   (334,273,639)
  Class B shares                                                 (132,289,046)   (140,556,621)
  Class C shares                                                  (10,627,247)     (5,274,579)
  Class I shares                                                  (32,274,211)    (14,107,856)
  Class R4 shares                                                    (793,427)       (473,072)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                   (327,390,459)    367,149,680
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (1,781,958,138)    624,273,812
Net assets at beginning of year                                 2,662,790,227   2,038,516,415
---------------------------------------------------------------------------------------------
Net assets at end of year                                     $   880,832,089  $2,662,790,227
---------------------------------------------------------------------------------------------
Undistributed net investment income                           $     2,916,145  $   20,546,640
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $12.14       $11.00        $9.00        $7.68        $6.28
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .22(b)       .18(b)       .11          .08          .01
Net gains (losses) (both realized and
 unrealized)                                         (6.16)        2.10         2.47         1.53         1.39
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.94)        2.28         2.58         1.61         1.40
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.13)        (.22)          --           --
Distributions from realized gains                    (1.18)       (1.01)        (.36)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.18)       (1.14)        (.58)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.02       $12.14       $11.00        $9.00        $7.68
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $659       $2,032       $1,542         $999         $626
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.29%        1.38%        1.55%        1.48%        1.52%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.29%        1.38%        1.47%        1.48%        1.52%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.42%        1.54%        1.20%        1.18%         .65%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                40%          28%          31%          22%          23%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (53.60%)      22.31%       29.93%       21.53%       22.29%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $11.69       $10.63        $8.72        $7.51        $6.18
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15(b)       .09(b)       .05          .04           --
Net gains (losses) (both realized and
 unrealized)                                         (5.88)        2.03         2.38         1.46         1.33
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.73)        2.12         2.43         1.50         1.33
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.05)        (.16)          --           --
Distributions from realized gains                    (1.18)       (1.01)        (.36)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.18)       (1.06)        (.52)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.78       $11.69       $10.63        $8.72        $7.51
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $113         $395         $380         $308         $219
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.05%        2.14%        2.32%        2.25%        2.28%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.05%        2.14%        2.24%        2.25%        2.28%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.69%         .80%         .45%         .42%        (.10%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                40%          28%          31%          22%          23%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (53.90%)      21.37%       28.93%       20.52%       21.52%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $11.66       $10.62        $8.71        $7.50        $6.18
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .14(b)       .09(b)       .06          .05           --
Net gains (losses) (both realized and
 unrealized)                                         (5.86)        2.03         2.37         1.45         1.32
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.72)        2.12         2.43         1.50         1.32
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.07)        (.16)          --           --
Distributions from realized gains                    (1.18)       (1.01)        (.36)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.18)       (1.08)        (.52)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.76       $11.66       $10.62        $8.71        $7.50
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $13          $38          $26          $17          $12
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.04%        2.13%        2.32%        2.25%        2.28%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.04%        2.13%        2.24%        2.25%        2.28%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.68%         .82%         .44%         .40%        (.11%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                40%          28%          31%          22%          23%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (53.96%)      21.35%       29.05%       20.55%       21.36%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                $12.30       $11.13        $9.09        $7.73        $7.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .27(c)       .26(c)       .14          .09          .10
Net gains (losses) (both realized and
 unrealized)                                         (6.27)        2.09         2.52         1.56          .47
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (6.00)        2.35         2.66         1.65          .57
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.17)        (.26)          --           --
Distributions from realized gains                    (1.18)       (1.01)        (.36)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.18)       (1.18)        (.62)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.12       $12.30       $11.13        $9.09        $7.73
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $96         $196          $89          $61          $22
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .84%         .97%        1.12%        1.03%        1.08%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .84%         .97%        1.04%        1.03%        1.08%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.02%        2.18%        1.54%        1.79%         .90%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                40%          28%          31%          22%          23%
--------------------------------------------------------------------------------------------------------------
Total return                                       (53.37%)      22.79%       30.56%       21.93%        7.96%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $12.23       $11.08        $9.06        $7.72        $6.30
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .25(b)       .19(b)       .12          .09          .02
Net gains (losses) (both realized and
 unrealized)                                         (6.20)        2.12         2.50         1.54         1.40
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.95)        2.31         2.62         1.63         1.42
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    --         (.15)        (.24)          --           --
Distributions from realized gains                    (1.18)       (1.01)        (.36)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.18)       (1.16)        (.60)        (.29)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.10       $12.23       $11.08        $9.06        $7.72
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $1           $2           $2           $1          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.13%        1.26%        1.38%        1.31%        1.35%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .87%        1.26%        1.30%        1.31%        1.35%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.75%        1.68%        1.44%        1.29%         .85%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                40%          28%          31%          22%          23%
--------------------------------------------------------------------------------------------------------------
Total return                                       (53.27%)      22.42%       30.17%       21.69%       22.54%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners International Select Value Fund (the Fund) (formerly RiverSource International Select Value Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of foreign issuers that are believed to be undervalued and offer growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be

--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $62,047,814 and accumulated net realized gain has been increased by $66,736,852 resulting in a net reclassification adjustment to decrease paid-in capital by $4,689,038.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                        2008          2007
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income..................  $         --  $ 29,116,942
    Long-term capital gain...........   192,728,680   134,247,355
CLASS B
Distributions paid from:
    Ordinary income..................            --     4,436,535
    Long-term capital gain...........    39,241,089    34,076,909
CLASS C
Distributions paid from:
    Ordinary income..................            --       345,802
    Long-term capital gain...........     3,795,859     2,351,855
CLASS I
Distributions paid from:
    Ordinary income..................            --     2,008,517
    Long-term capital gain...........    19,039,666     7,709,960
CLASS R4
Distributions paid from:
    Ordinary income..................            --        36,961
    Long-term capital gain...........       198,579       157,747




--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $  86,922,293
Unrealized appreciation (depreciation)........  $(534,558,200)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income,

--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.90% to 0.775% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Multi-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $2,449,779 for the year ended Oct. 31, 2008. The management fee for the year ended Oct. 31, 2008, was 0.70% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with AllianceBernstein L.P., (AllianceBernstein) Tradewinds Global Investors, LLC (Tradewinds) and Mondrian Investment Partners Limited (Mondrian), each of which subadvises a portion of the assets of the Fund. Effective Aug. 1, 2008, Tradewinds was added as a subadviser to the Fund, effective Sept. 1, 2008, Mondrian was added as a subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination, subject to the oversight of the Fund's Board, that is in the best interest of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets. RiverSource Investments currently intends to allocate a majority of the Fund's assets to AllianceBernstein, although this could change.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008, was 0.07% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $717.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and

--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $5,226,000 and $154,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $1,398,521 for Class A, $181,892 for Class B and $4,031 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R4............................................  0.87%


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4...........................................  $175


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4..........................................  $3,522


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  1.25%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $32,461 as a result of bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $739,249,675 and $1,312,144,605, respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $3,099,485 for the year ended Oct. 31, 2008. Expenses paid to the Investment Manager as securities lending agent were $13,605 for the year ended Oct. 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At Oct. 31, 2008, the Fund had no securities out on loan.

Brokerage commissions paid to brokers affiliated with the subadvisers were $1,677 for the year ended Oct. 31, 2008.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED OCT. 31, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                16,107,048    19,535,568   (71,755,987)     (36,113,371)
Class B                 1,971,687     4,172,804   (16,339,194)     (10,194,703)
Class C                   359,821       397,049    (1,342,185)        (585,315)
Class I                 4,384,472     1,936,699    (3,572,193)       2,748,978
Class R4                    1,687        20,063       (89,627)         (67,877)
----------------------------------------------------------------------------------




--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


                                         YEAR ENDED OCT. 31, 2007
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                41,679,506    15,196,414   (29,572,234)      27,303,686
Class B                 6,793,582     3,707,411   (12,500,460)      (1,999,467)
Class C                 1,051,129       255,989      (485,291)         821,827
Class I                 8,220,516       911,523    (1,207,135)       7,924,904
Class R4                   40,374        18,099       (41,844)          16,629
----------------------------------------------------------------------------------


5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $1,438,477,365 and $1,521,272,838, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the

--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of the borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was

--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

9. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A. and, in addition, JPMorgan Chase Bank, N.A. will serve as the securities lending agent for the Fund.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners International Select Value Fund (the Fund), formerly the RiverSource International Select Value Fund, (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners International Select Value Fund of the RiverSource International Managers Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008



--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  51

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
     Qualified Dividend Income for individuals...................      0.00%
     Dividends Received Deduction for corporations...............      0.00%
     U.S. Government Obligations.................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $255,003,873 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT  57

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2008 ANNUAL REPORT

RIVERSOURCE PARTNERS INTERNATIONAL SELECT VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6242 M (12/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PARTNERS INTERNATIONAL SMALL CAP FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2008
(Prospectus also enclosed)

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH
OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE-STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   26

Statement of Operations............   27

Statements of Changes in Net
  Assets...........................   28

Financial Highlights...............   30

Notes to Financial Statements......   35

Report of Independent Registered
  Public Accounting Firm...........   51

Federal Income Tax Information.....   53

Board Members and Officers.........   54

Proxy Voting.......................   59



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners International Small Cap Fund (the Fund) Class A shares declined 57.59% (excluding sales charge) for the 12 months ended Oct. 31, 2008.

> The Fund underperformed its benchmark, the S&P Global ex-U.S. Under USD2
  Billion Index (S&P Global Index), which fell 55.25% during the same period.

> The Fund also underperformed its peer group, as represented by the Lipper
  International Small-Cap Funds Index, which fell 55.32%.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2008)
--------------------------------------------------------------------------------


                                                               Since
                                 1 year  3 years  5 years  inception(a)
-----------------------------------------------------------------------
RiverSource Partners
  International Small Cap Fund
  Class A (excluding sales
  charge)                       -57.59%  -11.37%   -1.36%      +5.87%
-----------------------------------------------------------------------
S&P Global Index (unmanaged)    -55.25%   -7.91%   +3.99%     +10.96%
-----------------------------------------------------------------------
Lipper International Small-Cap
  Funds Index                   -55.32%   -8.14%   +3.85%     +10.16%
-----------------------------------------------------------------------



(a) Fund data is from Oct. 3, 2002. S&P Global ex-U.S. Under USD2 Billion Index and Lipper peer group data is from Oct. 1, 2002.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
           X              SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                     Total       Net
                   expenses  expenses(a)
----------------------------------------
Class A              1.97%      1.71%
----------------------------------------
Class B              2.73%      2.48%
----------------------------------------
Class C              2.73%      2.47%
----------------------------------------
Class I              1.45%      1.26%
----------------------------------------
Class R4             1.75%      1.56%
----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.05% for the fiscal year ended Oct. 31, 2008), will not exceed 1.76% for Class A, 2.53% for Class B, 2.52% for Class C, 1.31% for Class I and 1.61%% for Class R4.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2008
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 10/3/02)        -57.59%  -11.37%   -1.36%    +5.87%
-----------------------------------------------------------------------
Class B (inception 10/3/02)        -57.91%  -12.05%   -2.13%    +5.05%
-----------------------------------------------------------------------
Class C (inception 10/3/02)        -57.87%  -12.01%   -2.10%    +5.07%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -57.42%  -10.98%     N/A     -3.63%
-----------------------------------------------------------------------
Class R4 (inception 10/3/02)       -57.32%  -11.07%   -1.12%    +6.13%
-----------------------------------------------------------------------

With sales charge
Class A (inception 10/3/02)        -60.04%  -13.11%   -2.51%    +4.84%
-----------------------------------------------------------------------
Class B (inception 10/3/02)        -59.76%  -12.79%   -2.35%    +5.05%
-----------------------------------------------------------------------
Class C (inception 10/3/02)        -58.24%  -12.01%   -2.10%    +5.07%
-----------------------------------------------------------------------



AT SEPT. 30, 2008
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 10/3/02)        -40.01%   -3.36%   +5.84%   +11.26%
-----------------------------------------------------------------------
Class B (inception 10/3/02)        -40.49%   -4.10%   +5.04%   +10.40%
-----------------------------------------------------------------------
Class C (inception 10/3/02)        -40.44%   -4.05%   +5.08%   +10.43%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         -39.77%   -2.91%     N/A     +2.69%
-----------------------------------------------------------------------
Class R4 (inception 10/3/02)       -39.70%   -3.06%   +6.11%   +11.53%
-----------------------------------------------------------------------

With sales charge
Class A (inception 10/3/02)        -43.44%   -5.26%   +4.59%   +10.16%
-----------------------------------------------------------------------
Class B (inception 10/3/02)        -43.11%   -4.91%   +4.81%   +10.30%
-----------------------------------------------------------------------
Class C (inception 10/3/02)        -40.96%   -4.05%   +5.08%   +10.43%
-----------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.


--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners International Small Cap Fund is managed by two independent money management firms that each invest a portion of Fund assets in small company international stocks with the goal of providing long-term growth of capital. As of Oct. 31, 2008, AIG Investments and Batterymarch Financial Management Inc. (Batterymarch) each managed approximately 50% of the portfolio.

At Oct. 31, 2008, approximately 29% of the Fund's shares were owned in aggregate by affiliated funds of funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Partners International Small Cap Fund may experience relatively large purchases or redemptions from affiliated funds of funds (see page 45, Class I capital share transactions, for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Partners International Small Cap Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 41.

Dear Shareholders,

RiverSource Partners International Small Cap Fund Class A shares declined 57.59% (excluding sales charge) for the 12 months ended Oct. 31, 2008. The Fund underperformed its benchmark, the S&P Global ex-U.S. Under USD2 Billion Index (S&P Global Index), which fell 55.25% during the same period. The Fund underperformed its peer group, as represented by the Lipper International Small-Cap Funds Index, which fell 55.32%.

COUNTRY DIVERSIFICATION (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   2.1%
------------------------------------------------
Austria                                     0.1%
------------------------------------------------
Belgium                                     1.0%
------------------------------------------------
Brazil                                      0.4%
------------------------------------------------
Canada                                      4.7%
------------------------------------------------
China                                       2.0%
------------------------------------------------
Denmark                                     1.1%

------------------------------------------------


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Egypt                                       0.1%
------------------------------------------------
Finland                                     1.1%
------------------------------------------------
France                                      3.9%
------------------------------------------------
Germany                                     6.3%
------------------------------------------------
Greece                                      1.1%
------------------------------------------------
Hong Kong                                   1.7%
------------------------------------------------
Indonesia                                   0.2%
------------------------------------------------
Ireland                                     0.6%
------------------------------------------------
Israel                                      0.7%
------------------------------------------------
Italy                                       2.8%
------------------------------------------------
Japan                                      29.0%
------------------------------------------------
Luxembourg                                  0.2%
------------------------------------------------
Malaysia                                    0.4%
------------------------------------------------
Mexico                                      0.9%
------------------------------------------------
Netherlands                                 1.9%
------------------------------------------------
Norway                                      0.2%
------------------------------------------------
Philippine Islands                          0.1%
------------------------------------------------
Poland                                      0.2%
------------------------------------------------
Singapore                                   0.4%
------------------------------------------------
South Africa                                1.0%
------------------------------------------------
South Korea                                 3.7%
------------------------------------------------
Spain                                       1.9%
------------------------------------------------
Sweden                                      1.7%
------------------------------------------------
Switzerland                                 2.6%
------------------------------------------------
Taiwan                                      1.6%
------------------------------------------------
Thailand                                    0.4%
------------------------------------------------
Turkey                                      1.3%
------------------------------------------------
United Arab Emirates                        0.4%
------------------------------------------------
United Kingdom                             19.0%
------------------------------------------------
United States                               0.2%
------------------------------------------------
Other(1)                                    3.0%
------------------------------------------------


(1) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
AIG INVESTMENTS: In light of the difficult market backdrop, it is not surprising that the performance of small-cap companies has lagged that of their large-cap counterparts. Market volatility rose steadily over the summer as economic data continued to deteriorate and leverage was forcibly erased from the system, while a sharp correction in commodities and strengthening of the U.S. dollar surprised markets.

The economic climate in Europe weakened as business and consumer confidence fell and output slowed. The Asian equity markets (excluding Japan) also performed poorly. In Japan, trading volume declined and overseas investors continued to be net sellers of Japanese equities. Despite this, it was the best performing region for small-cap equities during the period. Given recent market weakness, earnings and book value multiples have reached historical lows. The last time this happened was between 1998 and 2003, when Japan faced a severe credit crunch and major financial institutions failed.

Although overall stock selection in the consumer staples, energy, and financials sectors negatively impacted performance, positive stock selection in the consumer discretionary, materials, and utilities sectors helped offset the negative impact.


TOP TEN HOLDINGS (at Oct. 31, 2008; % of portfolio assets)
---------------------------------------------------------------------

PV Crystalox Solar (United Kingdom)         1.1%
------------------------------------------------
IG Group Holdings (United Kingdom)          1.1%
------------------------------------------------

VT Group (United Kingdom)                   1.0%
------------------------------------------------

Fielmann (Germany)                          1.0%
------------------------------------------------
Vossloh (Germany)                           1.0%
------------------------------------------------
Intrum Justitia (Sweden)                    0.9%
------------------------------------------------
Ansaldo STS (Italy)                         0.9%
------------------------------------------------
Kyowa Exeo (Japan)                          0.9%
------------------------------------------------
Connaught (United Kingdom)                  0.9%
------------------------------------------------
Matsumotokiyoshi Holdings (Japan)           0.9%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BATTERYMARCH: After substantial gains during the previous 12 months, global equity markets declined significantly during the year ended Oct. 31, 2008. All regions in the Fund's benchmark declined in double digits, led by Asia (excluding Japan), which fell nearly 70%.

Overall, stock selection for our portion of the Fund's portfolio detracted from performance. This was most notable in Japan, where the materials, industrials and consumer-related sectors were particularly weak. Stock selection in continental Europe and the U.K. was beneficial, while selection in emerging markets detracted from results. Against volatile commodity stock prices, stock selection across regions within the materials sector was a drag on performance.

In contrast, the impact of region/sector allocations was positive. A consistent underweight in emerging markets benefited the portfolio, as did an underweight in Asia (excluding Japan) during the latter part of the period.

CHANGES TO THE FUND'S PORTFOLIO
AIG INVESTMENTS: There were no changes to the regional asset allocation in our portion of the portfolio during the period. We did rebalance quarterly to set regional asset allocations neutral to the benchmark.

In response to developing market conditions, we made a number of changes in our European allocation with the intention of boosting the defensive nature of our segment of the portfolio. New purchases included U.K. transport stocks ARRIVA and GO-AHEAD GROUP, U.K. defense stocks ULTRA ELECTRONICS and QINETIQ, French safety equipment manufacturer SPERIAN


  In light of the difficult market backdrop, it is not surprising that the performance of small-cap companies has lagged that of their large-cap counterparts.

     -- AIG Investments






--------------------------------------------------------------------------------
      RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


PROTECTION, Swedish healthcare company ELEKTA and U.K. software designer MICRO FOCUS. These purchases were funded by the sale of FLSMIDTH, TUBACEX, and other industrials, including SAAB, BUCHER, KCI KONECRANES, and COOKSON.

BATTERYMARCH: We seek to maintain a balance of size and sector for the portfolio across regions through the combination of portfolio construction rules and sector ranks. As a result, the Fund has been broadly diversified across regions and sectors.

Over the earlier part of the period, the Fund reduced its underweight position in emerging markets to current levels. This included moving Asia (excluding Japan) from an overweight to an underweight position. During the year, we increased the overweight in continental Europe. At the sector level, we increased the overweight in telecommunication services, reduced the overweight in industrials, moved from a neutral weight to an underweight in materials and moved consumer staples from an underweight to a slight overweight.

OUR FUTURE STRATEGY
AIG INVESTMENTS: Investors have been through turbulent times, and it will take time for confidence to be restored. As a consequence of the credit crunch, the importance of the defensive positioning of our portion of the portfolio will become evident over time. We will continue to focus on selecting high quality businesses with sustainable cash flows, low leverage and quality management.

Many European businesses have become more cautious in their guidance. We expect this trend to continue into 2009 and expect earnings downgrades will be made across many sectors. Ultimately, we believe the multiples at which Japanese companies are currently trading will provide some downside support and may prove to be an attractive buying opportunity for long-term investors.

The global economic slowdown has resulted in reduced inflationary pressure in many countries in Asia (excluding Japan), which should be a positive for domestic consumption. Over the short term, we expect continued volatility, but value has now clearly emerged in most Asian markets. This is particularly true for small-cap stocks, which have fallen back to attractive levels.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BATTERYMARCH: We remain committed to the belief that over the long term, fundamental metrics will remain the key driver of returns. However, we anticipate that over the short term, markets may likely continue to be driven by headlines, emotions and government interventions. Because of the unprecedented level of government intervention and uncertainty regarding future government action, we will continue to closely monitor the levels of risk within the portfolio consistent with our investment process.

From a regional perspective, we expect continental Europe to remain the largest overweight and emerging markets the largest underweight in our portion of the portfolio. From a sector perspective, telecommunication services is currently our largest overweight, while consumer discretionary is our largest underweight.


(AIG Investments LOGO)                 (Batterymarch LOGO)



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners International Small Cap Fund Class A shares (from 10/1/02 to 10/31/08)* as compared to the performance of two widely cited performance indices, the S&P Global ex-U.S. Under USD2 Billion Index and the Lipper International Small-Cap Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Oct. 3, 2002. S&P Global Index and Lipper peer group data is from Oct. 1, 2002.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2008                                                              SINCE
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $3,996    $6,560    $8,806      $13,329
----------------------------------------------------------------------------------------------
        Average annual total return                 -60.04%   -13.11%    -2.51%       +4.84%
----------------------------------------------------------------------------------------------
S&P GLOBAL INDEX(1)
        Cumulative value of $10,000                  $4,475    $7,810   $12,161       18,837
----------------------------------------------------------------------------------------------
        Average annual total return                 -55.25%    -7.91%    +3.99%      +10.96%
----------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL SMALL-CAP FUNDS INDEX(2)
        Cumulative value of $10,000                  $4,468    $7,751   $12,079      $18,017
----------------------------------------------------------------------------------------------
        Average annual total return                 -55.32%    -8.14%    +3.85%      +10.16%
----------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND LINE GRAPH)

                    RIVERSOURCE PARTNERS
                         INTL SMALL
                          CAP FUND                        LIPPER INTERNATIONAL
                           CLASS A                              SMALL CAP
                       (INCLUDES SALES      S&P GLOBAL         FUNDS INDEX
                           CHARGE)           INDEX (1)             (2)
                    --------------------    ----------    --------------------
10/1/02                    $ 9,425            $10,000            $10,000
10/02                        9,751             10,082             10,057
10/03                       14,273             15,489             14,915
10/04                       16,262             19,013             18,370
10/05                       19,141             24,114             23,246
10/06                       22,913             30,627             30,122
10/07                       31,428             42,094             40,324
10/08                       13,329             18,837             18,017




(1) The S&P Global ex-U.S. Under USD2 Billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the Salomon Smith Barney Global Equity Index, which includes developed and emerging market countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Small-Cap Funds Index includes the 10 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Oct. 3, 2002. S&P Global Index and Lipper peer group data is from Oct. 1, 2002.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2008   OCT. 31, 2008  THE PERIOD(A)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  515.50        $ 6.38(c)      1.67%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.79        $ 8.49(c)      1.67%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  513.20        $ 9.27(c)      2.43%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,012.96        $12.33(c)      2.43%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  513.90        $ 9.27(c)      2.43%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,012.96        $12.33(c)      2.43%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  516.00        $ 4.81(c)      1.26%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.85        $ 6.41(c)      1.26%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  516.70        $ 5.93(c)      1.55%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.39        $ 7.88(c)      1.55%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2008: -48.45% for Class A, -48.68% for Class B, -48.61% for Class C, -48.40% for Class I and -48.33% for Class R4.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Funds Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.76% for Class A, 2.53% for Class B, 2.52% for Class C, 1.31% for Class I and 1.61% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2008. If this change had been in place for the entire six month period ended Oct. 31, 2008, the actual expenses paid would have been $6.34 for Class A, $9.27 for Class B, $9.23 for Class C, $4.62 for Class I and $5.73 for Class R4; the hypothetical expenses paid would have been $8.44 for Class A, $12.33 for Class B, $12.28 for Class C, $6.16 for Class I and $7.63 for Class R4.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

OCT. 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




COMMON STOCKS (94.7%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (2.1%)
Aditya Birla Minerals                                   76,598                $13,987
Ausenco                                                 17,000                 49,313
Australian Worldwide Exploration                       108,200(b)             180,645
Bradken                                                 34,350                113,227
Goodman Fielder                                            700                    776
ING Office Fund                                        312,726                229,186
Macmahon Holdings                                      187,200                 90,810
Mount Gibson Iron                                       99,904(b)              24,988
NRW Holdings                                            58,267                 24,176
Nufarm                                                  10,480                 75,810
Tassal Group                                            36,525                 42,557
Tower Australia Group                                   90,600                126,723
Western Areas                                           10,000(b)              27,010
                                                                          -----------
Total                                                                         999,208
-------------------------------------------------------------------------------------

AUSTRIA (0.1%)
bwin Interactive Entertainment                           3,600(b)              65,024
-------------------------------------------------------------------------------------

BELGIUM (1.0%)
EVS Broadcast Equipment                                  3,450                222,703
Mobistar                                                 2,800                185,742
Telenet Group Holding                                    5,600(b)              86,945
                                                                          -----------
Total                                                                         495,390
-------------------------------------------------------------------------------------

BRAZIL (0.3%)
Brasil Telecom                                          27,700                165,584
-------------------------------------------------------------------------------------

CANADA (4.6%)
Bird Construction Income Fund Unit                       7,800                124,482
Breaker Energy                                          19,300(b)             104,432
Celestica                                               34,700(b)             167,892
Crew Energy                                              7,600(b)              42,764
Dorel Inds Cl B                                          5,200(b)             114,362
Enerflex Systems Income Fund Unit                        3,500                 30,499
Energy Savings                                          19,600(d,f)                --
Energy Savings Income Fund Unit                         19,760                200,068
Gammon Gold                                             17,600(b)              59,010
Highpine Oil & Gas                                      15,400(b)              83,074
Home Capital Group                                       3,000                 69,488
Laurentian Bank of Canada                                6,900                234,094
Major Drilling Group Intl                                7,500                102,764
Pan Orient Energy                                       25,800(b)             103,846
Reitmans (Canada) Cl A                                  10,300                123,092
Solana Resources                                        37,600(b)              81,132
Superior Plus Income Fund Unit                          10,000                 99,506
Torstar Cl B                                            12,700                121,735
TUSK Energy                                             85,200(b)              86,971
WestJet Airlines                                        20,300(b)             176,053
Westshore Terminals Income Fund Unit                    11,700                106,907
                                                                          -----------
Total                                                                       2,232,171
-------------------------------------------------------------------------------------

CHINA (1.9%)
ANTA Sports Products                                   100,000                 36,401
AsiaInfo Holdings                                       32,200(b)             353,878
Beijing North Star Series H                            210,000                 20,773
China Shipping Development Series H                    118,000                116,290
Guangzhou Shipyard Intl Series H                        50,000                 35,330
Huaxin Cement Series B                                  61,300                 42,571
Li Ning                                                 16,000                 19,802
New World Department Store China                       209,000(b)             115,824
Shanghai Zhenhua Port Machinery Series B               157,000                 98,843
Sohu.com                                                 1,400(b)              76,916
Weichai Power Series H                                   8,000                 19,093
Wumart Stores Series H                                   3,000                  2,390


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
CHINA (CONT.)
Zhuzhou CSR Times Electric Series H                     34,000                $18,337
                                                                          -----------
Total                                                                         956,448
-------------------------------------------------------------------------------------

DENMARK (1.1%)
East Asiatic                                             4,189                142,835
Genmab                                                   1,570(b)              70,905
H Lundbeck                                              13,200                235,807
NeuroSearch                                              2,919(b)              72,814
                                                                          -----------
Total                                                                         522,361
-------------------------------------------------------------------------------------

EGYPT (0.1%)
EFG-Hermes                                              12,800                 53,588
-------------------------------------------------------------------------------------

FINLAND (1.0%)
Jaakko Poyry Group                                      16,796                222,888
Oriola-KD Series A                                      17,268                 32,994
Oriola-KD Series B                                       2,854                  5,533
Pohjola Bank                                            10,400                139,878
TietoEnator                                              9,360                103,770
                                                                          -----------
Total                                                                         505,063
-------------------------------------------------------------------------------------

FRANCE (3.8%)
ALTRAN Technologies                                     22,900(b)             115,042
Faiveley                                                 2,165                127,530
Guerbet                                                  1,517                210,728
Ingenico                                                 9,436                147,319
Rubis                                                    4,829                267,366
SEB                                                      6,000                201,544
Sechilienne-Sidec                                        6,019                231,026
Sperian Protection                                       2,204                135,519
Ubisoft Entertainment                                    1,500(b)              79,261
Virbac                                                   3,180                207,917
Zodiac                                                   2,800                109,446
                                                                          -----------
Total                                                                       1,832,698
-------------------------------------------------------------------------------------

GERMANY (6.2%)
aleo solar                                               7,850(b)              48,643
AMB Generali Holding                                     2,206                241,168
BAUER                                                    8,765                312,387
Duerr                                                    6,400                 97,145
Fielmann                                                 8,319                463,406
Fresenius                                                3,300                210,578
Fresenius Medical Care & Co                              3,000                134,142
Gerresheimer                                             4,950                167,160
GERRY WEBER Intl                                         9,450                174,722
Gildemeister                                             6,000                 58,507
Kloeckner & Co                                           4,700                 68,518
LEONI                                                    4,500                 56,998
Rational                                                 1,355                139,312
SMA Solar Technology                                     4,430(b)             197,550
Tognum                                                   5,150                 57,419
Vossloh                                                  5,899                449,272
Wacker Chemie                                              900                 97,896
                                                                          -----------
Total                                                                       2,974,823
-------------------------------------------------------------------------------------

GREECE (1.0%)
Fourlis Holdings                                        12,940                143,880
Sarantis                                                42,007                273,322
Sidenor Steel Products Mfg                              17,840                 78,819
                                                                          -----------
Total                                                                         496,021
-------------------------------------------------------------------------------------

HONG KONG (1.7%)
Agile Property Holdings                                 76,000                 25,255
Cafe de Coral Holdings                                   8,000                 12,571
Chaoda Modern Agriculture Holdings                     168,075                118,420
China Everbright Intl                                  698,000                 60,912
CNPC Hong Kong                                         130,000                 39,861
Dah Sing Banking Group                                  43,600                 24,305
Far East Consortium Intl                               475,000                 52,411
Huabao Intl Holdings                                   115,000                 74,217
I.T                                                    526,000                 24,351
Jinhui Shipping & Transportation                        12,000                 16,195
Pacific Basin Shipping                                 399,000                213,655
Peace Mark Holdings                                     92,000(d,f,g)              --
Ports Design                                            16,500                 19,184
Sa Sa Intl Holdings                                    660,000                100,808
                                                                          -----------
Total                                                                         782,145
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INDONESIA (0.2%)
Indofood Sukses Makmur                                 502,000                $49,146
United Tractors                                        114,333                 33,172
                                                                          -----------
Total                                                                          82,318
-------------------------------------------------------------------------------------

IRELAND (0.6%)
Origin Enterprises                                      68,747(b)             225,546
United Drug                                             17,900                 69,529
                                                                          -----------
Total                                                                         295,075
-------------------------------------------------------------------------------------

ISRAEL (0.7%)
Bezeq Israeli Telecommunication                        235,000                352,365
-------------------------------------------------------------------------------------

ITALY (2.8%)
Ansaldo STS                                             33,495                428,943
Brembo                                                  31,100                230,713
ERG                                                      7,700                102,910
Lottomatica                                              2,700                 63,017
Maire Tecnimont                                         42,300                 77,133
Prysmian                                                 6,900                 83,675
Recordati                                               27,200                128,511
Trevi Finanziaria                                       19,200                223,015
                                                                          -----------
Total                                                                       1,337,917
-------------------------------------------------------------------------------------

JAPAN (28.5%)
Acrodea                                                     37(b)              46,010
Aichi Steel                                             44,000                153,181
Ain Pharmaciez                                           8,600                164,834
Alpha Systems                                            5,300                103,661
Axell                                                       89                240,320
Benefit One                                                104                 75,384
Chugoku Marine Paints                                   16,000                 81,470
CMIC                                                       150                 35,475
Credit Saison                                            3,800                 40,339
Dai-ichi Seiko                                           7,400                 84,334
Daiichikosho                                            16,000                137,350
Daiseki                                                  5,400                123,023
DeNA                                                        47                105,195
Disco                                                    4,500                107,881
Don Quijote                                              8,500                154,179
en-japan                                                   114                 83,422
EPS                                                         44                184,328
Exedy                                                    8,100                116,083
Foster Electric                                         10,400                111,502
FP                                                      11,500                403,757
Fuji Oil                                                21,500                246,882
Funai Electric                                           6,200                 81,972
Gourmet Navigator                                           71                140,374
Harmonic Drive Systems                                      28                 57,566
Hiroshima Bank                                          15,000                 55,756
Hisamitsu Pharmaceutical                                 9,200                383,558
Hitachi Information Systems                              8,500                157,781
Hitachi Koki                                             8,800                 67,546
Hitachi Software Engineering                             4,700                 66,312
Hosokawa Micron                                          8,000                 30,161
Intage                                                   7,900                 99,335
IRISO Electronics                                       12,300                 54,785
IT Holdings                                              4,700(b)              50,746
Kanto Denka Kogyo                                       25,000                 59,718
Koito Mfg                                               35,000                271,873
Kokusai                                                  6,200                 33,239
Kura                                                        36                 48,243
Kuroda Electric                                         35,100                273,705
Kyowa Exeo                                              42,000                411,909
Lintec                                                   3,600                 42,131
Macromill                                                   81                 82,424
MANDOM                                                   8,900                240,283
MANI                                                     3,300                188,226
Mars Engineering                                         7,100                147,625
Matsui Securities                                       20,800                134,909
Matsumotokiyoshi Holdings                               20,800                407,860
Meitec                                                   9,400                185,786
Miraca Holdings                                         15,000                241,969
Mitsubishi Paper Mills                                  53,000                 76,350
Mitsubishi Tanabe Pharma                                18,000                189,497
Mitsubishi UFJ Lease & Finance                           2,880                 68,991
Modec                                                    8,100                128,221
Moshi Moshi Hotline                                     10,200                243,441
Net One Systems                                             84                137,054
NHK Spring                                              34,000                137,065
Nichi-iko Pharmaceutical                                 6,200                131,071


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Nichirei                                                48,000               $203,685
Nifco                                                   14,400                211,705
Nihon Kohden                                             3,900                 65,901
Nihon Unisys                                            12,200                117,391
Nippon Denko                                            16,000                 73,372
NIPRO                                                   11,000                168,687
Nishimatsuya Chain                                      34,500                347,733
Nishi-Nippon City Bank                                 122,000                265,857
Nitta                                                    6,000                 67,061
OBARA                                                   13,100                 74,909
Oki Electric Industry                                   69,000(b)              57,156
Okinawa Electric Power                                   3,970                232,817
Optex                                                    8,400                 77,852
Osaka Securities Exchange                                   36                118,328
Otsuka                                                   5,100                256,593
Proto                                                    3,600                 71,637
RICOH LEASING                                            6,500                 87,532
Rinnai                                                   3,500                128,026
Roland                                                  11,800                147,031
Sanden                                                  40,000                111,887
Sanki Engineering                                       38,000                246,440
Sanyo Special Steel                                     33,000                 94,550
Showa Shell Sekiyu                                      16,400                134,014
SIIX                                                    14,000                 43,722
Sintokogio                                              24,300                150,083
SKY Perfect JSAT Holdings                                  238                 89,796
Software Service                                         6,500                 46,453
Sysmex                                                   3,200                 99,437
TBK                                                     35,000                 67,626
Toho Pharmaceutical                                     36,700                393,576
Token                                                    6,000                145,352
Tomy                                                    42,300                276,436
Toshiba Machine                                         20,000                 57,390
Toyo Engineering                                        43,000                123,630
Tsubakimoto Chain                                       11,000                 30,690
Union Tool                                               3,400                 75,415
USS                                                      5,340                327,167
Valor                                                   18,000                135,973
Village Vanguard                                            59                150,685
VSN                                                      5,200                 41,185
Works Applications                                         134                 82,362
Yamaguchi Financial Group                                9,000                 86,108
                                                                          -----------
Total                                                                      13,709,342
-------------------------------------------------------------------------------------

LUXEMBOURG (0.2%)
Ternium ADR                                              8,300                 73,123
-------------------------------------------------------------------------------------

MALAYSIA (0.4%)
DiGi.Com                                                23,000                119,835
Sarawak Energy                                          97,900                 58,179
                                                                          -----------
Total                                                                         178,014
-------------------------------------------------------------------------------------

MEXICO (0.8%)
Desarrolladora Homex                                    58,000(b)             223,471
Mexichem                                               192,900                184,119
                                                                          -----------
Total                                                                         407,590
-------------------------------------------------------------------------------------

NETHERLANDS (1.8%)
Grontmij                                                 4,600                100,236
Imtech                                                  24,623                376,042
Smit Intl                                                3,132                211,246
Ten Cate                                                 2,700                 57,226
Unit 4 Agresso                                           8,800                131,769
                                                                          -----------
Total                                                                         876,519
-------------------------------------------------------------------------------------

NORWAY (0.2%)
Ementor                                                 38,000(b)             115,849
-------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (--%)
Pepsi-Cola Products Philippines                      1,426,000                 23,677
-------------------------------------------------------------------------------------

POLAND (0.2%)
Globe Trade Centre                                      18,259(b)             108,077
-------------------------------------------------------------------------------------

SINGAPORE (0.4%)
CH Offshore                                            439,700                 66,000
Rotary Engineering                                     458,000                 77,609
Yongnam Holdings                                       700,000(b)              29,145
                                                                          -----------
Total                                                                         172,754
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOUTH AFRICA (1.0%)
Aveng                                                   31,835               $157,736
Murray & Roberts Holdings                               35,084                238,037
Shoprite Holdings                                       16,300                 86,226
                                                                          -----------
Total                                                                         481,999
-------------------------------------------------------------------------------------

SOUTH KOREA (3.6%)
Cheil Inds                                               4,080                133,277
Dongbu Insurance                                         6,290                 64,092
GS Engineering & Construction                            2,700                128,344
Hyundai DSF                                              5,810                 27,044
Hyundai Marine & Fire Insurance                         12,000                102,105
JVM                                                      3,675                 34,411
KC Tech                                                 35,520                 69,088
KH Vatec                                                11,000(b)             106,051
Kia Motors                                               8,820(b)              74,359
Korea Kumho Petrochemical                                3,297                 44,698
Korean Reinsurance                                      24,810                138,595
LG Dacom                                                 8,240                116,582
LG Household & Health Care                                 261                 37,316
LG Micron                                                3,580(b)              72,247
LG Telecom                                              18,970                135,336
LIG Insurance                                           10,590                123,418
Sodiff Advanced Materials                                1,906                 63,397
Synopex                                                  9,315(b)              18,457
Taewoong                                                   539                 26,270
Taeyoung Engineering & Construction                     13,800                 38,938
Top Engineering                                         17,760                 50,944
UJU Electronics                                          9,640                 48,312
YedangOnline                                            16,440(b)              77,693
Youngone                                                 3,900                 15,661
                                                                          -----------
Total                                                                       1,746,635
-------------------------------------------------------------------------------------

SPAIN (1.9%)
Ebro Puleva                                              8,123                105,580
Prosegur Compania de Seguridad                          13,374                379,814
Red Electrica de Espana                                  3,600                157,737
Viscofan                                                16,131                277,356
                                                                          -----------
Total                                                                         920,487
-------------------------------------------------------------------------------------

SWEDEN (1.6%)
Betsson                                                  1,800(b)              15,319
Elekta Series B                                         16,509                208,892
Intrum Justitia                                         43,867                433,649
Oriflame Cosmetics SDR                                   2,750                 85,962
West Siberian Resources SDR                             91,100(b)              36,866
                                                                          -----------
Total                                                                         780,688
-------------------------------------------------------------------------------------

SWITZERLAND (2.5%)
Addax Petroleum                                          5,700                 85,149
Aryzta                                                   2,500(b)              89,187
Basilea Pharmaceutica                                    2,013(b)             272,919
Compagnie Financiere Tradition                           1,630                135,614
Ferrexpo                                                13,400                  8,403
Galenica                                                   750                226,748
Helvetia Holding                                           850                145,692
Meyer Burger Technology                                    300(b)              41,833
Swiss Prime Site                                         2,800(b)             128,830
Temenos Group                                            6,700(b)              83,902
                                                                          -----------
Total                                                                       1,218,277
-------------------------------------------------------------------------------------

TAIWAN (1.5%)
Chicony Electronics                                    129,470                160,859
D-Link                                                  88,808                 60,831
L&K Engineering                                         78,000                 52,828
President Chain Store                                   39,000                 90,587
Sheng Yu Steel                                         158,000                 88,105
U-Ming Marine Transport                                112,000                130,824
Uni-President Enterprises                               98,000                 83,239
Vanguard Intl Semiconductor                            242,427                 71,715
                                                                          -----------
Total                                                                         738,988
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

THAILAND (0.4%)
Tata Steel Thailand                                    999,900                $20,119
Thoresen Thai Agencies                                 326,801                114,783
Thoresen Thai Agencies NVDR                            200,200                 70,316
                                                                          -----------
Total                                                                         205,218
-------------------------------------------------------------------------------------

TURKEY (1.3%)
Asya Katilim Bankasi                                   105,000(b)              92,128
Tekfen Holding                                          16,000                 42,930
Tupras Turkiye Petrol Rafinerileri                      19,000                239,947
Turkiye Vakiflar Bankasi Tao Series D                   68,000                 65,647
Yapi ve Kredi Bankasi                                  152,535(b)             193,451
                                                                          -----------
Total                                                                         634,103
-------------------------------------------------------------------------------------

UNITED ARAB EMIRATES (0.4%)
Lamprell                                                82,154                189,547
-------------------------------------------------------------------------------------

UNITED KINGDOM (18.6%)
Afren                                                  118,600(b)              90,992
Arriva                                                  35,494                343,353
Atkins WS                                                7,400                 63,559
AVEVA Group                                             11,729                149,508
Beazley Group                                          166,800                284,346
Chemring Group                                          11,778                302,134
Chloride Group                                         129,435                274,901
Close Brothers Group                                    14,576                125,488
Connaught                                               73,902                408,193
Croda Intl                                              31,812                262,630
Dana Petroleum                                           8,400(b)             135,123
eaga                                                   152,211                292,749
GAME Group                                              46,900                 98,371
Go-Ahead Group                                           9,021                197,555
Greggs                                                   2,963                155,670
Halfords Group                                          21,800                 77,786
Halma                                                  126,864                335,431
Hikma Pharmaceuticals                                   39,698                206,984
HMV Group                                               62,800                100,583
Homeserve                                                6,679                137,126
IG Group Holdings                                      110,098                514,331
Jardine Lloyd Thompson Group                            14,800                105,559
Keller Group                                            14,200                119,428
Mears Group                                             37,441                137,018
Micro Focus Intl                                        91,305                386,005
Misys                                                   32,600                 58,368
Northern Foods                                          67,100                 52,488
Northumbrian Water Group                                61,660                309,838
PayPoint                                                23,881                203,224
Petrofac                                                 5,100                 35,303
PV Crystalox Solar                                     243,428                531,569
PZ Cussons                                             117,326                236,804
QinetiQ                                                123,350                338,987
Regus                                                    5,700                  4,288
Rotork                                                  12,029                144,128
RPS Group                                              117,524                279,729
Senior                                                 151,500                139,015
Spectris                                                12,500                100,324
Spice                                                  113,000                171,954
Spirax-Sarco Engineering                                 5,800                 75,262
Spirent Communications                                 196,800                172,145
Ultra Electronics Holdings                              15,192                269,478
Vitec Group                                             17,800                 50,264
VT Group                                                60,627                488,323
                                                                          -----------
Total                                                                       8,966,314
-------------------------------------------------------------------------------------

UNITED STATES (0.2%)
Gerdau Ameristeel                                       18,700                100,100
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $74,012,780)                                                       $45,795,500
-------------------------------------------------------------------------------------



MONEY MARKET FUND (3.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 1.60%              1,429,919(e)          $1,429,919
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,429,919)                                                         $1,429,919
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $75,442,699)(h)                                                    $47,225,419
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at Oct. 31, 2008:


                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Aerospace & Defense                          3.1%            $1,508,368
Airlines                                     0.4                176,053
Auto Components                              2.1              1,036,943
Automobiles                                  0.2                 74,359
Beverages                                    0.1                 23,677
Biotechnology                                0.9                416,638
Capital Markets                              0.9                449,599
Chemicals                                    2.0                968,974
Commercial Banks                             2.1              1,017,346
Commercial Services & Supplies               5.7              2,770,718
Communications Equipment                     0.9                455,679
Computers & Peripherals                      0.6                307,890
Construction & Engineering                   5.7              2,753,703
Construction Materials                       0.1                 42,571
Consumer Finance                             0.1                 40,339
Containers & Packaging                       0.8                403,757
Diversified Financial Services               1.9                929,060
Diversified Telecommunication                                   721,476
  Services                                   1.5
Electric Utilities                           0.9                448,733
Electrical Equipment                         2.5              1,212,094
Electronic Equipment, Instruments &                           1,458,010
  Components                                 3.0
Energy Equipment & Services                  0.9                449,570
Food & Staples Retailing                     1.8                887,870
Food Products                                3.7              1,793,367
Gas Utilities                                0.6                267,366
Health Care Equipment & Supplies             2.9              1,394,418
Health Care Providers & Services             1.8                862,522
Health Care Technology                       0.1                 46,453
Hotels, Restaurants & Leisure                0.4                204,174
Household Durables                           3.1              1,505,836
Household Products                           0.6                274,120
Independent Power Producers & Energy                            231,026
  Traders                                    0.5
Industrial Conglomerates                     0.9                422,156
Insurance                                    2.8              1,331,698
Internet & Catalog Retail                    0.2                105,195
Internet Software & Services                 1.4                653,592
IT Services                                  2.2              1,054,226
Leisure Equipment & Products                 1.0                494,127
Life Sciences Tools & Services               0.8                386,963
Machinery                                    4.0              1,925,424
Marine                                       1.4                662,063


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Media                                        1.1%              $519,853
Metals & Mining                              1.9                917,531
Multiline Retail                             0.6                297,047
Multi-Utilities                              0.4                200,068
Oil, Gas & Consumable Fuels                  3.2              1,547,726
Paper & Forest Products                      0.2                 76,350
Personal Products                            1.2                599,567
Pharmaceuticals                              3.1              1,483,345
Professional Services                        1.4                672,224
Real Estate Investment Trusts (REITs)        0.5                229,186
Real Estate Management & Development         0.7                335,346
Road & Rail                                  1.1                540,908
Semiconductors & Semiconductor                                  539,948
  Equipment                                  1.1
Software                                     2.6              1,264,851
Specialty Retail                             4.1              1,957,862
Textiles, Apparel & Luxury Goods             0.9                436,471
Thrifts & Mortgage Finance                   0.1                 69,488
Trading Companies & Distributors             0.9                441,729
Transportation Infrastructure                1.5                747,096
Water Utilities                              0.6                309,838
Wireless Telecommunication Services          0.9                440,913
Other(1)                                     3.0              1,429,919
-----------------------------------------------------------------------
Total                                                       $47,225,419
-----------------------------------------------------------------------



(1) Cash & Cash Equivalents.

INVESTMENTS IN DERIVATIVES


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2008



                      CURRENCY TO BE           CURRENCY TO BE        UNREALIZED     UNREALIZED
EXCHANGE DATE            DELIVERED                RECEIVED          APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------
Nov. 3, 2008                      23,557                   35,375          $--           $(60)
                             U.S. Dollar        Australian Dollar
-----------------------------------------------------------------------------------------------

Nov. 4, 2008                   8,168,562                   83,634          690             --
                            Japanese Yen              U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 4, 2008                      37,768                   22,934           --           (864)
                             U.S. Dollar            British Pound
-----------------------------------------------------------------------------------------------
Nov. 5, 2008                      42,181                   62,863           --           (432)
                             U.S. Dollar        Australian Dollar
-----------------------------------------------------------------------------------------------

Nov. 5, 2008                      88,891                   55,217           --            (36)
                             U.S. Dollar            British Pound

-----------------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

                      CURRENCY TO BE           CURRENCY TO BE        UNREALIZED     UNREALIZED
EXCHANGE DATE            DELIVERED                RECEIVED          APPRECIATION   DEPRECIATION
-----------------------------------------------------------------------------------------------
Nov. 6, 2008                      33,000                   56,860       $3,762            $--
                           British Pound              U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 6, 2008                      70,000                   95,589        6,410             --
                  European Monetary Unit              U.S. Dollar
-----------------------------------------------------------------------------------------------

Nov. 6, 2008                   9,311,967                   94,251           --           (304)
                            Japanese Yen              U.S. Dollar
-----------------------------------------------------------------------------------------------
Nov. 6, 2008                      54,137                   33,000           --         (1,039)
                             U.S. Dollar            British Pound
-----------------------------------------------------------------------------------------------

Nov. 6, 2008                      90,398                   70,000           --         (1,219)
                             U.S. Dollar   European Monetary Unit
-----------------------------------------------------------------------------------------------
Total                                                                  $10,862        $(3,954)
-----------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Negligible market value.

(e) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2008.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2008, is as follows:

                                             ACQUISITION
     SECURITY                                   DATES           COST
     ----------------------------------------------------------------
     Energy Savings                            04-02-08           $--
     Peace Mark Holdings                       06-04-08       102,024


(g) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(h) At Oct. 31, 2008, the cost of securities for federal income tax purposes was $76,105,600 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                            $765,907
Unrealized depreciation                         (29,646,088)
-----------------------------------------------------------
Net unrealized depreciation                    $(28,880,181)
-----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  25

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $74,012,780)               $ 45,795,500
  Affiliated money market fund (identified cost $1,429,919)           1,429,919
-------------------------------------------------------------------------------
Total investments in securities (identified cost $75,442,699)        47,225,419
Cash                                                                     16,291
Foreign currency holdings (identified cost $331,301)                    332,292
Capital shares receivable                                                31,587
Dividends receivable                                                    219,918
Receivable for investment securities sold                             1,391,809
Unrealized appreciation on forward foreign currency contracts            10,862
-------------------------------------------------------------------------------
Total assets                                                         49,228,178
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   80,010
Payable for investment securities purchased                             718,132
Unrealized depreciation on forward foreign currency contracts             3,954
Accrued investment management services fees                               1,469
Accrued distribution fees                                                   331
Accrued transfer agency fees                                                236
Accrued administrative services fees                                        105
Accrued plan administration services fees                                    10
Other accrued expenses                                                   88,931
-------------------------------------------------------------------------------
Total liabilities                                                       893,178
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 48,335,000
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    126,429
Additional paid-in capital                                           93,825,752
Excess of distributions over net investment income                      (36,050)
Accumulated net realized gain (loss)                                (17,368,101)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (28,213,030)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 48,335,000
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $27,160,173            7,106,419                       $3.82(1)
Class B                     $ 4,963,699            1,344,161                       $3.69
Class C                     $   450,022              122,028                       $3.69
Class I                     $14,279,407            3,686,270                       $3.87
Class R4                    $ 1,481,699              383,999                       $3.86
----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $4.05. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2008


INVESTMENT INCOME
Income:
Dividends                                                          $  2,444,590
Interest                                                                  4,577
Income distributions from affiliated money market fund                  127,747
  Less foreign taxes withheld                                          (250,194)
-------------------------------------------------------------------------------
Total income                                                          2,326,720
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,057,146
Distribution fees
  Class A                                                               157,129
  Class B                                                               124,919
  Class C                                                                 9,633
Transfer agency fees
  Class A                                                               175,671
  Class B                                                                36,718
  Class C                                                                 2,796
  Class R4                                                                  175
Administrative services fees                                             79,183
Plan administration services fees -- Class R4                               875
Compensation of board members                                             2,095
Custodian fees                                                          146,230
Printing and postage                                                     48,920
Registration fees                                                        50,611
Professional fees                                                        34,289
Other                                                                     6,091
-------------------------------------------------------------------------------
Total expenses                                                        1,932,481
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (222,903)
  Earnings and bank fee credits on cash balances                         (1,421)
-------------------------------------------------------------------------------
Total net expenses                                                    1,708,157
-------------------------------------------------------------------------------
Investment income (loss) -- net                                         618,563
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (16,547,855)
  Foreign currency transactions                                        (280,537)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (16,828,392)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (56,652,572)
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (73,480,964)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(72,862,401)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2008          2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $    618,563  $    198,197
Net realized gain (loss) on investments                             (16,828,392)   12,646,878
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (56,652,572)   22,833,563
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (72,862,401)   35,678,638
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (1,455,530)     (897,455)
    Class B                                                            (166,471)     (104,985)
    Class C                                                             (14,366)       (6,952)
    Class I                                                            (492,269)     (305,652)
    Class R4                                                             (3,158)       (1,619)
  Net realized gain
    Class A                                                          (8,298,516)  (12,585,482)
    Class B                                                          (1,780,235)   (3,393,462)
    Class C                                                            (131,901)     (194,156)
    Class I                                                          (2,330,048)   (3,117,174)
    Class R4                                                            (15,253)      (20,465)
  Tax return of capital
    Class A                                                              (1,847)           --
    Class B                                                                (399)           --
    Class C                                                                 (29)           --
    Class I                                                                (518)           --
    Class R4                                                                 (3)           --
---------------------------------------------------------------------------------------------
Total distributions                                                 (14,690,543)  (20,627,402)
---------------------------------------------------------------------------------------------
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                                                        2008          2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 11,552,513  $ 22,150,736
  Class B shares                                                      1,640,224     3,753,094
  Class C shares                                                        275,271       450,606
  Class I shares                                                      6,911,975     8,246,755
  Class R4 shares                                                     2,130,872        31,658
Reinvestment of distributions at net asset value
  Class A shares                                                      9,581,619    13,307,489
  Class B shares                                                      1,913,015     3,428,655
  Class C shares                                                        139,990       192,837
  Class I shares                                                      2,821,426     3,420,227
  Class R4 shares                                                        16,196        18,049
Payments for redemptions
  Class A shares                                                    (30,163,842)  (20,696,719)
  Class B shares                                                     (7,042,182)   (7,002,612)
  Class C shares                                                       (501,379)     (361,537)
  Class I shares                                                     (1,614,424)   (3,905,502)
  Class R4 shares                                                       (87,417)       (4,293)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (2,426,143)   23,029,443
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (89,979,087)   38,080,679
Net assets at beginning of year                                     138,314,087   100,233,408
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 48,335,000  $138,314,087
---------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $    (36,050) $     22,053
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.29        $9.35        $8.81        $7.90        $7.45
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .04(b)       .02(b)       .02          .03          .02
Net gains (losses) (both realized and
 unrealized)                                         (5.43)        2.92         1.58         1.32          .96
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.39)        2.94         1.60         1.35          .98
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.16)        (.13)        (.09)          --         (.03)
Distributions from realized gains                     (.92)       (1.87)        (.97)        (.44)        (.50)
Tax return of capital                                 (.00)(c)       --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.08)       (2.00)       (1.06)        (.44)        (.53)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.82       $10.29        $9.35        $8.81        $7.90
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $27          $91          $67          $66          $53
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.97%        1.90%        1.83%        1.99%        2.26%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     1.72%        1.82%        1.81%        1.94%        1.94%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .60%         .22%         .25%         .40%         .34%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                87%          96%         157%          80%          66%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (57.59%)      37.16%       19.71%       17.70%       13.94%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $9.96        $9.11        $8.60        $7.78        $7.39
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)     (.05)(b)       --         (.03)        (.01)
Net gains (losses) (both realized and
 unrealized)                                         (5.26)        2.83         1.51         1.29          .92
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.27)        2.78         1.51         1.26          .91
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.06)        (.03)          --         (.02)
Distributions from realized gains                     (.92)       (1.87)        (.97)        (.44)        (.50)
Tax return of capital                                 (.00)(c)       --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.00)       (1.93)       (1.00)        (.44)        (.52)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.69        $9.96        $9.11        $8.60        $7.78
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $5          $19          $17          $17          $13
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.73%        2.65%        2.60%        2.75%        3.04%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.48%        2.58%        2.58%        2.71%        2.71%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.19%)       (.54%)       (.50%)       (.33%)       (.38%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                87%          96%         157%          80%          66%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (57.91%)      35.94%       18.92%       16.77%       13.01%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $9.97        $9.12        $8.62        $7.80        $7.39
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)     (.05)(b)       --         (.03)        (.01)
Net gains (losses) (both realized and
 unrealized)                                         (5.25)        2.84         1.51         1.29          .93
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.26)        2.79         1.51         1.26          .92
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.10)        (.07)        (.04)          --         (.01)
Distributions from realized gains                     (.92)       (1.87)        (.97)        (.44)        (.50)
Tax return of capital                                 (.00)(c)       --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.02)       (1.94)       (1.01)        (.44)        (.51)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.69        $9.97        $9.12        $8.62        $7.80
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--           $1           $1           $1           $1
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.73%        2.66%        2.61%        2.77%        3.05%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.48%        2.58%        2.59%        2.71%        2.71%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.18%)       (.54%)       (.56%)       (.34%)       (.34%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                87%          96%         157%          80%          66%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (57.87%)      36.02%       18.90%       16.73%       13.09%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005      2004(b)
Net asset value, beginning of period                $10.41        $9.46        $8.89        $7.94        $7.86
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .08(c)       .06(c)       .06          .07          .02
Net gains (losses) (both realized and
 unrealized)                                         (5.51)        2.94         1.61         1.32          .06
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.43)        3.00         1.67         1.39          .08
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.19)        (.18)        (.13)          --           --
Distributions from realized gains                     (.92)       (1.87)        (.97)        (.44)          --
Tax return of capital                                 (.00)(d)       --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.11)       (2.05)       (1.10)        (.44)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.87       $10.41        $9.46        $8.89        $7.94
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $14          $26          $15          $10          $11
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                         1.45%        1.46%        1.34%        1.51%        1.83%(g)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)                     1.30%        1.46%        1.34%        1.48%        1.55%(g)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.17%         .66%         .70%         .89%         .77%(g)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                87%          96%         157%          80%          66%
--------------------------------------------------------------------------------------------------------------
Total return                                       (57.42%)      37.59%       20.41%       18.14%        1.02%(j)
--------------------------------------------------------------------------------------------------------------


(a) or a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to Oct. 31, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Oct. 31,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.36        $9.41        $8.85        $7.93        $7.47
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .08(b)       .04(b)       .04          .04          .03
Net gains (losses) (both realized and
 unrealized)                                         (5.47)        2.93         1.60         1.32          .97
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (5.39)        2.97         1.64         1.36         1.00
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.19)        (.15)        (.11)          --         (.04)
Distributions from realized gains                     (.92)       (1.87)        (.97)        (.44)        (.50)
Tax return of capital                                 (.00)(c)       --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.11)       (2.02)       (1.08)        (.44)        (.54)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.86       $10.36        $9.41        $8.85        $7.93
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $1          $--          $--          $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.07%        1.73%        1.62%        1.81%        2.08%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     1.42%        1.66%        1.62%        1.77%        1.78%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.46%         .39%         .50%         .58%         .45%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                87%          96%         157%          80%          66%
--------------------------------------------------------------------------------------------------------------
Total return                                       (57.32%)      37.28%       20.03%       17.77%       14.15%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Oct. 31, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners International Small Cap Fund (the Fund) (formerly RiverSource International Small Cap Fund) is a series of RiverSource International Managers Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource International Managers Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of non-U.S. companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Oct. 31, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares. At Oct. 31, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 29% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Oct. 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of

--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


purchase. The aggregate value of such securities at Oct. 31, 2008 was $0. Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Oct. 31, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Oct. 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2008, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,455,128 and accumulated net realized loss has been increased by $404,815 resulting in a net reclassification adjustment to decrease paid-in capital by $1,050,313.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                         2008         2007
----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................  $5,732,285  $ 2,257,329
    Long-term capital gain.............   4,021,761   11,225,608
    Tax return of capital..............       1,847           --
CLASS B
Distributions paid from:
    Ordinary income....................   1,083,965      471,652
    Long-term capital gain.............     862,741    3,026,795
    Tax return of capital..............         399           --
CLASS C
Distributions paid from:
    Ordinary income....................      82,343       27,930
    Long-term capital gain.............      63,924      173,178
    Tax return of capital..............          29           --
CLASS I
Distributions paid from:
    Ordinary income....................   1,693,090      642,466
    Long-term capital gain.............   1,129,227    2,780,360
    Tax return of capital..............         518           --
CLASS R4
Distributions paid from:
    Ordinary income....................      11,019        3,830
    Long-term capital gain.............       7,392       18,254
    Tax return of capital..............           3           --


At Oct. 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $         --
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(16,740,416)
Unrealized appreciation (depreciation).........  $(28,876,765)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position,

--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Oct. 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 30, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Nov. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.12% to 0.995% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Small-Cap Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $51,416 for the year ended Oct. 31, 2008. The management fee for the year ended Oct. 31, 2008 was 1.07% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with AIG Global Investment Corp. and Batterymarch Financial Management, Inc. each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager contracts with and compensates each subadvisor to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Oct. 31, 2008 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2008, other expenses paid to this company were $537.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.


--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $273,000 and $6,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $75,201 for Class A, $12,892 for Class B and $386 for Class C for the year ended Oct. 31, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.72%
Class B.............................................  2.48
Class C.............................................  2.48
Class I.............................................  1.30
Class R4............................................  1.42


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $75,264
Class B...........................................   15,575
Class C...........................................    1,165


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $517


The management fees waived/reimbursed at the Fund level were $130,382.

Under an agreement which was effective until Oct. 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.77%
Class B.............................................  2.53
Class C.............................................  2.53
Class I.............................................  1.36
Class R4............................................  1.66


Effective Nov. 1, 2008, the investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Oct. 31, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any

--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.76%
Class B.............................................  2.53
Class C.............................................  2.52
Class I.............................................  1.31
Class R4............................................  1.61


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Oct. 31, 2008, the Fund's custodian and transfer agency fees were reduced by $1,421 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $84,048,814 and $98,561,825, respectively, for the year ended Oct. 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        YEAR ENDED OCT. 31, 2008
                                    ISSUED FOR
                                    REINVESTED                       NET
                          SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A                1,519,704    1,262,400    (4,548,537)      (1,766,433)
Class B                  213,648      259,216    (1,071,652)        (598,788)
Class C                   37,380       18,995       (76,454)         (20,079)
Class I                1,060,422      368,332      (249,574)       1,179,180
Class R4                 378,891        2,123       (13,151)         367,863
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

                                        YEAR ENDED OCT. 31, 2007
                                    ISSUED FOR
                                    REINVESTED                       NET
                          SOLD    DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A                2,361,468    1,636,837    (2,261,461)       1,736,844
Class B                  414,839      432,911      (766,980)          80,770
Class C                   50,053       24,317       (41,113)          33,257
Class I                  898,005      417,101      (438,341)         876,765
Class R4                   3,193        2,209          (446)           4,956
--------------------------------------------------------------------------------


5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $46,996,688 and $50,384,555, respectively, for the year ended Oct. 31, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the

--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carryover of $16,740,416 at Oct. 31, 2008, that if not offset by capital gains will expire in 2016. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U. S. Securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman

--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

10. SUBSEQUENT EVENT

Effective Dec. 15, 2008, the Fund will pay custodian fees to JPMorgan Chase Bank, N.A.


--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners International Small Cap Fund (the Fund), formerly the RiverSource International Small Cap Fund, (one of the portfolios constituting the RiverSource International Managers Series, Inc.) as of October 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners International Small Cap Fund of the RiverSource International Managers Series, Inc. at October 31, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 19, 2008


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2008


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      0.00%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $6,085,045 to be taxed as long-term capital gain


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
901 S. Marquette Ave.      2008                  Control Technologies, LLC (auto vibration technology);   Director, Digital
Minneapolis, MN 55402                            Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
     RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND -- 2008 ANNUAL REPORT  59

RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6258 K (12/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource International Managers Series, Inc. were as follows:

                        2008 - $87,915    2007 - $110,600

(b) Audit - Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's semiannual financial statement review for RiverSource International Managers Series, Inc. were as follows:

                        2008 - $2,625     2007 - $1,400

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services for RiverSource International Managers Series, Inc. were as follows:

                        2008 - $31,888    2007 - $13,200

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource International Managers Series, Inc. were as follows:

                        2008 - $0         2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2008 - $641,213   2007 - $598,180

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

         Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     RiverSource International Managers Series, Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal
   Executive Officer

Date December 31, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal
   Executive Officer

Date December 31, 2008


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal
   Financial Officer

Date December 31, 2008